Exhibit 10.21

LEASE MODIFICATION AGREEMENT

THIS LEASE MODIFICATION AGREEMENT (this “Agreement”) is made as of the 3rd day of March, 2015, by and between ESRT 1400 Broadway, L.P., with an address at c/o Empire State Realty Trust, 60 East 42nd Street, New York, New York 10165 (“Landlord”) and On Deck Capital, Inc., with an address at 1400 Broadway, 25th Floor, New York, New York 10018 (“Tenant”).

W I T N E S S E T H

WHEREAS, Landlord’s predecessor-in-interest and Tenant previously entered into a certain Agreement of Lease dated as of September 25, 2012 (the “Original Lease”) demising to Tenant the entire twenty-fifth (25th) floor (the “25th Floor”) in the building (the “Building”) known as 1400 Broadway, New York, New York; and

WHEREAS, Landlord’s predecessor-in-interest and Tenant previously entered into a certain Lease Modification Agreement dated as of January 23, 2014 (the “First Modification”) pursuant to which Tenant also leased from Landlord Suites 2400, 2406 and 2405A in the Building (the “2400/2406/2405A Space”); and

WHEREAS, Landlord’s predecessor-in-interest and Tenant previously entered into a certain Lease Modification Agreement dated as of May 12, 2014 (the “Second Modification”; and, together with the Original Lease and the First Modification, the “Lease”) pursuant to which Tenant also leased from Landlord certain previously common area space on the twenty-fourth (24th) floor in the Building (such space, together with the 2400/2406/2405A Space and the 25th Floor, the “Original Space”); and

WHEREAS, in addition to the Original Space, Tenant desires to lease certain additional spaces, more particularly known as Suites 2200 and 2203 (collectively, the “New 22nd Floor Space”), the entire twenty-third (23rd) floor (the “23rd Floor”), Suites 2403, 2404 and 2405B (collectively, the “New 24th Floor Space”) and the entire twelfth floor (the “12th Floor; and together with the New 22nd Floor Space, the 23rd Floor and the New 24th Floor Space, the “New Additional Spaces”) in the Building and modify the Lease as set forth herein. Floor plans depicting, by cross-hatching, the New 22nd Floor Space, the 23rd Floor, the New 24th Floor Space and the 12th Floor are annexed hereto as Exhibits A-1, A-2, A-3, and A-4, respectively; and

WHEREAS, Landlord and Tenant desire to extend the term of the Lease and to otherwise modify Lease as set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Preamble

The terms of the preamble are incorporated into this Agreement and are made a part hereof.

2. Extension of Term

Landlord and Tenant hereby agree to extend the term of the Lease from September 1, 2023 through and including the date which is the day immediately preceding the ten (10) year and ten (10) month anniversary of the 23rd Floor Commencement Date (as such term is defined below) (such date, the “New Expiration Date”), unless same shall be sooner terminated in accordance with the provisions of the Lease, as modified hereby and, accordingly, Tenant’s use and occupancy of the demised premises from and after the date hereof shall be on all of the terms and conditions of the Lease, as modified hereby (including the fixed annual rent and additional rent, as same is modified herein and as same has been and in the future may be adjusted in accordance with the provisions of the Lease, as modified hereby). Notwithstanding the foregoing, if the New Expiration Date is not the last day of a calendar month, then the New Expiration Date shall be the last day of the calendar month in which occurs the day immediately preceding the ten (10) year and ten (10) month anniversary of the 23rd Floor Commencement Date. All references in the Lease to the Expiration Date or the expiration date shall mean the New Expiration Date, as defined herein. For the avoidance of doubt, the expiration date for both the Original Space and the New Additional Spaces shall be the New Expiration Date.

3. New 22nd Floor Space

(A) Term for the New 22nd Floor Space

Tenant hereby leases the New 22nd Floor Space for the term commencing on the New 22nd Floor Space Commencement Date (as such term is defined below) and expiring on the New Expiration Date, unless sooner terminated pursuant to any provision hereof or by law.

The “New 22nd Floor Space Commencement Date” shall be the date upon which both (i) Landlord’s New 22nd Floor Space Work (as defined below) shall be substantially completed and (ii) Landlord shall deliver possession of the New 22nd Floor Space to Tenant. Tenant shall, within fifteen (15) days of request therefor by Landlord, execute, acknowledge and deliver to Landlord an instrument in form reasonably satisfactory to Landlord confirming the New 22nd Floor Space Commencement Date provided, however, Tenant’s failure to execute, acknowledge and deliver such instrument shall not affect the determination of the New 22nd Floor Space Commencement Date. The taking of occupancy or possession of the whole or any portion of the New 22nd Floor Space by Tenant shall be conclusive evidence that (a) Tenant accepts the same in “as is” condition as of the date of such possession or occupancy, except for latent defects, (b) the New 22nd Floor Space was in good and satisfactory condition as of such date, except for latent defects, and (c) Landlord’s New 22nd Floor Space Work has been completed, subject to the performance of Punchlist Items (as defined below) with respect thereto.

Tenant covenants and agrees that if permission is given to Tenant to enter into possession of all or any portion of the New 22nd Floor Space prior to the New 22nd Floor Space Commencement Date, then Tenant shall pay all charges for water, sewage disposal, overtime heating, overtime cooling, electricity, lighting and any other utilities attributable to the New 22nd Floor Space which are payable by Tenant hereunder from the date upon which the New 22nd Floor Space is delivered to Tenant. Any such charges which may be paid by Landlord shall be reimbursed to Landlord by Tenant within fifteen (15) days of rendition of a bill therefor. In addition, from such date of delivery through and including the New 22nd Floor Space Commencement Date, Tenant shall perform all of its obligations hereunder (other than the obligation to pay fixed annual rent) including, without limitation, its indemnity and insurance obligations.

From and after the New 22nd Floor Space Commencement Date through and including the New Expiration Date, Tenant shall occupy the New 22nd Floor Space. From and after the New 22nd Floor Space Commencement Date, the terms “demised premises” or “premises” as used in the Lease, as modified hereby, shall include the New 22nd Floor Space. Tenant’s use and occupancy of such demised premises from and after the New 22nd Floor Space Commencement Date hereof shall be on all of the terms and conditions of the Lease, as modified hereby (including the fixed annual rent and additional rent payable with respect to the New 22nd Floor Space as provided herein and as same may be adjusted in accordance with the provisions of the Lease, as modified hereby).

(B) Condition of the New 22nd Floor Space

(i) Tenant acknowledges that it has made or been given the opportunity to make a thorough examination and inspection of the New 22nd Floor Space. Tenant agrees that it is entering into this Agreement without any representations or warranties by Landlord, its employees, agents, representatives or servants or any other person as to the condition of the New 22nd Floor Space or the appurtenances thereof or any improvements therein or thereon, or any other matters pertinent thereto except as expressly provided in this Agreement. Tenant agrees to accept the New 22nd Floor Space in “as is” condition at the time possession is given to Tenant, subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the New 22nd Floor Space Commencement Date, without requiring any alterations, improvements, repairs or decorations to be made by Landlord or at Landlord’s expense; provided, however, Landlord shall perform, at Landlord’s sole cost and expense, the following work in and to the New 22nd Floor Space (such work, “Landlord’s New 22nd Floor Space Work”) if (and only if) such work has not already been performed by Landlord: (a) demolish the 22nd Floor Space and deliver the 22nd Floor Space to Tenant in broom clean condition; (b) flash patch the floors in the 22nd Floor Space where reasonably determined by Landlord to be necessary; (c) provide Building standard connection points at the Building’s Data Gathering Panel to enable Tenant to tie-in to the Building’s Class-E system Tenant’s speakers, strobe lights and smoke detectors; (d) provide a sprinkler rig connection point to enable Tenant to tap-in to the Building’s sprinkler infrastructure; (e) install fire-proofing and fire-stopping wherever required by applicable code; (f) deliver the existing radiators in working order.; (g) supply and install new Building standard radiator covers; (h) deliver to Tenant an ACP-5 certificate promptly following Landlord’s receipt of Tenant’s initial alteration plans for the 22nd Floor Space; and (i) install self-contained control valves for each radiator in the 22nd Floor Space to provide individual comfort control. In addition to Landlord’s New 22nd Floor Space Work, Landlord shall also provide all building systems including, without limitation, heating and sprinkler systems, servicing the New 22nd Floor Space in working order on the New 22nd Floor Space Commencement Date, as and to the extent provided to the Original Space in the Original Lease. In the event there is any asbestos containing materials (“ACM”) therein which, pursuant to applicable law, must be abated, Landlord shall promptly abate such ACM at Landlord’s sole cost and expense and deliver to Tenant an ACP-5 certificate therefor.

(ii) The taking of occupancy or possession of the whole or any portion of the New 22nd Floor Space by Tenant shall be conclusive evidence that (a) Tenant accepts the same in “as is” condition as of the date of such possession or occupancy subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the New 22nd Floor Space Commencement Date and (b) the New 22nd Floor Space was in good and satisfactory condition as of such date, subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the New 22nd Floor Space Commencement Date.

(iii) Landlord shall be required to perform only Landlord’s New 22nd Floor Space Work in the New 22nd Floor Space; provided, however, that Landlord shall have the right to make any changes thereto which are required by any governmental department or bureau having jurisdiction over the New 22nd Floor Space provided Landlord has given prior written notice to Tenant of any material changes. The New 22nd Floor Space Work shall be deemed to have been substantially completed even though there shall not then have been completed minor details or adjustments the non-completion of which shall not interfere (other than to a de minimis extent) with the commencement of Tenant’s work to ready the space for its occupancy and Tenant’s ability to conduct its business in the New 22nd Floor Space (“New 22nd Floor Space Punchlist Items”). Notwithstanding the foregoing, if the New 22nd Floor Space Work has not been substantially completed as a result of a Tenant Delay (defined below), then the New 22nd Floor Space Work will be deemed to have been substantially completed as of the date the New 22nd Floor Space Work would have been substantially completed but for such Tenant Delay. For purposes hereof, the term “Tenant Delay” shall mean any delay caused by the acts or omissions of Tenant, its employees, agents or contractors. Landlord shall use its commercially reasonable efforts to complete any New 22nd Floor Space Punchlist Items in a manner to minimize any interference with the performance of Tenant’s work to ready the New 22nd Floor Space for its initial occupancy, provided, however in no event will Landlord be obligated to perform any such work on an overtime or premium pay basis.

(C) Fixed Annual Rent for the New 22nd Floor Space

From and after the New 22nd Floor Space Commencement Date through and including the New Expiration Date, Tenant shall pay to Landlord for the New 22nd Floor Space only, without notice, demand, reduction or set-off, fixed annual rent in the following amounts: (i) for the period from the New 22nd Floor Space Commencement Date through and including the day immediately preceding the five (5) year and ten (10) month anniversary of the 23rd Floor Commencement Date (as such term is defined below), the amount of $586,850.00 per annum, such amount to be paid in consecutive equal monthly installments of $48,904.17 on the first day of each calendar month during such period and (ii) for the period from the five (5) year and ten (10) month anniversary of the 23rd Floor Commencement Date through and including the New Expiration Date, the amount of $640,200.00 per annum, such amount to be paid in consecutive equal monthly installments of $53,350.00 on the first day of each calendar month during such period. If the New 22nd Floor Space Commencement Date is a day other than the first day of a calendar month, then the fixed rent for the month in which the New 22nd Floor Space Commencement Date occurs shall be pro-rated to reflect the actual number of days in such month in which the term for the New 22nd Floor Space occurs.

For so long as Tenant is not in default, beyond any applicable grace or cure period, of any term of the Lease or this Agreement, Tenant shall receive a rent credit against fixed annual rent for the New 22nd Floor Space only in the amount of $489,041.67, which credit shall be applied, until exhausted, against the first monthly installments of fixed annual rent payable hereunder for the New 22nd Floor Space only. If the term of the Lease, as modified hereby, is terminated prior to its stated expiration date as a result of Tenant’s default, then, in addition to all other damages, rights and remedies provided in the Lease or this Agreement and provided by law for Landlord, Landlord shall be entitled to the return of the total amount of such rent credit theretofore enjoyed by Tenant, which sum shall be deemed additional rent due and owing prior to the termination of the term of the Lease, as modified hereby. The obligation of Tenant to pay such additional rent to Landlord shall survive the termination of the term of the Lease, as modified hereby. Anything in this paragraph to the contrary notwithstanding, Tenant shall continue to be responsible for paying all additional rent and electric charges under the Lease, as modified hereby, for the Original Space and hereunder for the other New Additional Spaces (except as may be otherwise provided herein) without any credit, set off, deduction or reduction by reason of this paragraph.

Notwithstanding anything to the contrary contained herein, the fixed annual rent and any additional rent for the New 22nd Floor Space as set forth in the Lease, as modified hereby, is in addition to all fixed annual rent and additional rent payable by Tenant with respect to the Original Space and the other New Additional Spaces.

(D) Operating Expense Escalations for the New 22nd Floor Space

From and after the New 22nd Floor Space Commencement Date through and including the New Expiration Date, Tenant shall continue to pay operating expenses escalations in accordance with Article 2.D of the Lease; provided, however, from and after the New 22nd Floor Space Commencement Date, with respect to the New 22nd Floor Space only, (i) the term “Base Year” as set forth in Article 2.D(ii)(a) shall mean the calendar year 2016; (ii) the term “The Percentage” as set forth in Article 2.D(ii)(b) shall mean 1.40 percent (1.40%); and (iii) the term “comparative year” as set forth in Article 2.D(ii)(c) shall mean each calendar year commencing on or after January 1, 2017, in which occurs any part of the term of the Lease, as modified hereby.

(E) Tax Escalations for the New 22nd Floor Space

From and after the New 22nd Floor Space Commencement Date through and including the New Expiration Date, Tenant shall continue to pay tax escalations in accordance with Article 2.E of the Lease; provided, however, from and after the New 22nd Floor Space Commencement Date, with respect to the New 22nd Floor Space only, (i) the term “base year taxes” as set forth in Article 2.E(ii)(b) shall mean the average of (1) the real estate taxes payable with respect to the Building Project for the 2015/2016 tax year, determined by applying the applicable tax rate to the base tax year assessment for such tax year and (2) the real estate taxes payable with respect to the Building Project for the 2016/2017 tax year, determined by applying the applicable tax rate to the base tax year assessment for such tax year; (ii) the term “base tax year” as set forth in Article 2.E(ii)(c) shall mean the 2016 calendar year; (iii) the term “comparative year” as set forth in Article 2.E(ii)(e) shall mean the 2017 calendar year and each subsequent period of twelve (12) months all or a portion of which occurs during the term of the Lease, as modified hereby; and (iv) the term “The Percentage” as set forth in Article 2.E(ii)(h) shall mean 1.40 (1.40%) percent.

(F) Square Footage of the New 22nd Floor Space

From the New 22nd Floor Space Commencement Date through and including the New Expiration Date, the following sentence, with respect to the New 22nd Floor Space only, shall be added to the end of the last full paragraph which is below the heading of “WITNESSETH” on the first page of the Original Lease: “For all purposes of this lease the parties agree that the rentable square foot area of (a) Suite 2200 in the Building shall be deemed to be 7,285 rentable square feet and (b) Suite 2203 shall be deemed to be 3,385 rentable square feet, in each case irrespective of any disparity between such figure and any actual measurement of such area.”

(G) Use of New 22nd Floor Space

Tenant shall use the New 22nd Floor Space solely as general, executive and administrative offices for the conduct of Tenant’s business in accordance with the provisions of Article 1 of the Original Lease.

(H) Electricity to the New 22nd Floor Space

From the New 22nd Floor Space Commencement Date through and including the New Expiration Date, electricity to the New 22nd Floor Space shall be provided on a submetering basis in accordance with the terms and conditions of Article 3 of the Original Lease. Landlord covenants that one (1) or more submeters to measure consumption of electricity in the New 22nd Floor Space will be operational on or before the New 22nd Floor Space Commencement Date. From and after the New 22nd Floor Space Commencement Date, Landlord shall provide to the New 22nd Floor Space an average connected load of 6 watts per useable square foot (exclusive of electricity provided to support the air conditioning equipment servicing the New 22nd Floor Space).

(I) Landlord’s New 22nd Floor Space Contribution

Landlord shall provide Tenant an allowance of up to $640,200.00 to defray the cost of work to be performed by Tenant in the New 22nd Floor Space prior to Tenant’s initial occupancy thereof (such work, “Tenant’s New 22nd Floor Space Installation Work”). Such sum (“Landlord’s New 22nd Floor Space Contribution”) shall be payable (as hereinafter provided) against requisitions therefor accompanied by (i) the certification of Tenant’s architect that the work described on such requisition has been completed in good and workmanlike fashion substantially in accordance with the plans and specifications theretofore approved by Landlord, (ii) a list specifying in reasonable detail the work performed for which such requisition is being submitted and the portion of the amount of such requisition allocated to each such item of work and (iii) waivers of mechanics liens for all work for which such installment of Landlord’s New 22nd Floor Space Contribution has been requisitioned, from each contractor, sub-contractor, vendor and supplier of labor and material for whom such installment of Landlord’s New 22nd Floor Space Contribution is being requisitioned. Each such installment of Landlord’s New 22nd Floor Space Contribution shall be subject to a retainage amount equal to ten (10%) percent (as reflected in the formula for payment set forth in the penultimate sentence of this paragraph) and the amount of such retainage shall be paid to Tenant within thirty (30) days following completion of Tenant’s New 22nd Floor Space Installation Work and delivery to Landlord of documents referred to in (i) through (iii) above in this paragraph (including valid waivers of lien from each such contractor, sub-contractor, vendor and supplier of labor and material, representing that all payments due to each of them have been made and no new sums will be due and owing in connection with work theretofore contracted) and such certificates of occupancy or use, permits and sign-offs from governmental agencies as may be required in connection with Tenant’s New 22nd Floor Space Installation Work. In the event Tenant is prohibited from obtaining its final sign-offs from governmental agencies as a result of any matter affecting the Building (other than any matter arising as a result of an act or omission of Tenant, its employees, agents or contractors), the retainage shall be released to Tenant within sixty (60) days of submission of items (i) - (iii) above excluding the requisite governmental sign-offs which cannot be obtained solely due to such other matters (i.e., those matters (not resulting from the acts or omissions of Tenant, its employees, agents or contractors) which prevent Tenant from obtaining final sign-offs from governmental authorities). However, the foregoing shall not relieve Tenant of its obligation to obtain such final sign-offs within thirty (30) days after such other matters prohibiting such final sign-offs have been resolved. Payments on account of Landlord’s New 22nd Floor Space Phase I Contribution shall not be payable more frequently than monthly. Each such installment of Landlord’s New 22nd Floor Space Contribution (other than payment of the retainage amount after final completion of Tenant’s New 22nd Floor Space Installation Work) shall be equal to the difference between (x) the product which results from multiplying (i) the Landlord’s New 22nd Floor Space Contribution by (ii) .9 by (iii) the percentage of Tenant’s New 22nd Floor Space Installation Work completed to the date of Tenant’s requisition for payment as certified to Landlord by Tenant’s architect and (y) all prior payments on account of Landlord’s New 22nd Floor Space Contribution. No portion of Landlord’s New 22nd Floor Space Contribution shall be applied by Tenant against expenses for furniture, office equipment or other personal property provided, however, up to $64,020.00 of Landlord’s New 22nd Floor Space Contribution may be used by Tenant for “soft” costs incurred by Tenant which are attributable to Tenant’s New 22nd Floor Space Installation Work (e.g., the costs of Tenant’s architect, engineer and expediter and permit and filing fees) but not the cost of Tenant’s IT cabling. Landlord hereby agrees that no portion of Tenant’s New 22nd Floor Space Installation Work is required to be removed on the Expiration Date or the sooner termination of the Lease, as modified hereby provided, however, notwithstanding the foregoing, Tenant, at Tenant’s sole cost and expense shall, upon the expiration or sooner termination of the Lease, as modified hereby, remove from the New 22nd Floor Space any Specialty Alterations (as such term is defined in the Original Lease) that Landlord designates for removal at the time Landlord grants its consent thereto and, in such event, Tenant shall repair any damage to the Building resulting therefrom, such obligation of Tenant to survive the expiration or sooner termination of the Lease, as modified hereby.

Notwithstanding anything to the contrary set forth in the Lease, as modified hereby, Landlord shall provide Tenant with an aggregate of thirty-six (36) hours of overtime freight elevator service in connection with Tenant’s New 22nd Floor Space Phase I Installation Work and Tenant’s initial move in to the New 22nd Floor Space at no charge to Tenant provided, however, that Tenant avails itself thereof in blocks of four (4) hours each.

(J) Additional New 22nd Floor Space Concessions

(i) Provided that (1) Tenant delivers to Landlord evidence reasonably satisfactory to Landlord that Tenant has performed the New 22nd Floor Space HVAC Work (as defined below) and (2) Landlord receives the items set forth in (b) below, Tenant shall be entitled to be reimbursed by Landlord for the amount of the costs of the New 22nd Floor Space HVAC Work (i.e., including the fees of architects, engineers, expediters or consultants or any permits or license fees which may not exceed $13,337.50), subject to a maximum reimbursement from Landlord herefor of $133,375.00. The payment required to be made by Landlord under this subparagraph (i) shall be made by Landlord within thirty (30) days after Tenant fully complies with its obligations under this subparagraph (i).

(ii) Within thirty (30) days after completion of the New 22nd Floor Space HVAC Work, Tenant shall deliver to Landlord (1) general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the New 22nd Floor Space HVAC Work and the materials furnished in connection therewith, (2) paid receipts evidencing the “hard costs” and “soft costs” incurred by Tenant in performing the New 22nd Floor Space HVAC Work and (3) a certificate from Tenant’s independent architect certifying that (A) in his opinion the New 22nd Floor Space HVAC Work has been performed in a good and workerlike manner and completed not materially at variance with the final detailed plans and specifications for such New 22nd Floor Space HVAC Work as approved by Landlord and (B) all contractors, subcontractors and materialmen have been paid for the New 22nd Floor Space HVAC Work and materials furnished through such date.

(iii) For purposes hereof, the “New 22nd Floor Space HVAC Work” shall mean the purchase and installation of air handlers as needed to supply air conditioning to the New 22nd Floor Space for normal occupancy, including supplying electrical power, connecting Tenant’s HVAC unit to such electrical power supply, installation of outside air intake duct work and stub for connection to Tenant’s distribution system.

(K) Unless and until Tenant occupies the entire twenty-second (22nd) floor in the Building (at which time Tenant shall be solely responsible therefor at Tenant’s sole cost and expense), Landlord shall be responsible for the maintenance, repair and cleaning of the restrooms located on the twenty-second (22nd) floor in the Building throughout the term of the Lease, as modified hereby.

(L) If Tenant elects to, and does, install one (1) or more water-cooled air conditioning units on the twenty-second (22nd) floor of the Building, then from and after the completion of such work, Landlord shall make available to Tenant, at no cost to Tenant, condenser water to the twenty-second (22nd) floor of the Building to properly operate the equipment installed by Tenant thereon, all such condenser water to be generated by a winterized cooling tower and related equipment previously installed by Landlord upon the Building’s common areas. The capacity of condenser water to be provided by Landlord to the portions of the twenty-second (22nd) floor will be equal to fifty-six (56) tons multiplied by a fraction, the numerator of which is the rentable square footage of the portion of the twenty-second (22nd) floor then being leased by Tenant and which is not then being serviced by air-cooled air conditioning equipment and the denominator of which is the rentable square footage of the entire twenty-second (22nd) floor. Such condenser water will be (A) delivered to the twenty-second (22nd) floor of the Building at the rate of 3 gallons per minute (gpm) per connected ton of A/C Equipment, at a maximum of 85 degree entering water temperature and 95 degree leaving water temperature for each A/C Unit located on the 22nd floor and a minimum of not less than 59 degrees and (B) made available to Tenant on the following days and at the following times: Mondays through Fridays from 8:00 a.m. – 6:00 p.m. and on Saturdays from 8:00 a.m. – 1:00 p.m. (excluding holidays in all instances). Notwithstanding the foregoing, Landlord will provide condenser water to the 22nd floor other than during the hours set forth in the preceding sentence provided that Tenant shall give notice to Landlord prior to 3:00 P.M. in the case of after hours service on weekdays and prior to 1:00 P.M. on Fridays in the case of after hours service on weekends. In such event, Tenant shall pay to Landlord, as additional rent on demand, a charge of $80.00 for each hour (or portion thereof) that Tenant avails itself of such condenser water, subject to periodic adjustments as reasonably determined by Landlord. Notwithstanding the foregoing, if Tenant installs air-cooled (not water-cooled) air-conditioning units on the twenty-second (22nd) floor in the Building then Landlord shall have no further obligation to make available the condenser water contemplated above with respect to such twenty-second (22nd) floor provided, however, if at a later time during the term of the Lease, as modified hereby, Tenant installs one (1) or more water-cooled air conditioning units on the twenty-second (22nd) floor, then at Tenant’s request Landlord will provide adequate condenser water for such units provided further, however, Landlord has adequate condenser water capacity available for such purposes.

(M) Tenant acknowledges that it has been advised by Landlord that the MER closet located in Suite 2203 houses not only an HVAC unit serving Suite 2203 but also another HVAC unit which serves Suite 2204 (such other HVAC unit, the “Other Unit), which is occupied by another tenant (the “Other Tenant”). Tenant agrees to provide the Other Tenant, or any future occupant of Suite 2204, with access to the MER closet located in Suite 2203 for purposes of accessing the Other Unit, it being agreed that any such access shall be provided only upon reasonable prior notice and with a Building representative accompanying the Other Tenant or the then occupant of Suite 2204. Any damage to Suite 2203, any other portion of the Building or to the HVAC unit serving Suite 2203 caused by the Other Tenant or by any such future occupant of Suite 2204 or any contractor, employee or agent of either shall be repaired by Landlord, at Landlord’s sole cost and expense and Landlord hereby agrees to indemnify and hold Tenant harmless with respect to the same.

(N) It is expressly acknowledged and agreed that Tenant shall not be liable for any damage to the Other Unit unless the same is caused by the willful misconduct of Tenant, its employees, agents or contractors. In no event shall Tenant be responsible for providing security to the MER closet. Tenant shall have no obligation to notify Landlord, the Other Tenant or future occupant of Suite 2204 of any issue with the Other Unit. Landlord represents that electricity consumed by the Other Unit is measured by a separate submeter which is the responsibility of the Other Tenant or future occupant of Suite 2204.

4. 23rd Floor

(A) Term for the 23rd Floor

(i) Tenant hereby leases the 23rd Floor for the term commencing on the 23rd Floor Commencement Date (as such term is defined below) and expiring on the New Expiration Date, unless sooner terminated pursuant to any provision hereof or by law.

The “23rd Floor Commencement Date” shall be the date upon which both (i) Landlord’s 23rd Floor Work (as defined below) shall be substantially completed and (ii) Landlord shall deliver possession of the 23rd Floor to Tenant. Landlord shall provide Tenant with no less than thirty (30) days prior written notice of the anticipated 23rd Floor Commencement Date. Tenant shall, within fifteen (15) days of request therefor by Landlord, execute, acknowledge and deliver to Landlord an instrument in form reasonably satisfactory to Landlord confirming the 23rd Floor Commencement Date provided, however, Tenant’s failure to execute, acknowledge and deliver such instrument shall not affect the determination of the 23rd Floor Commencement Date. The taking of occupancy or possession of the whole or any portion of the 23rd Floor by Tenant shall be conclusive evidence that (a) Tenant accepts the same in “as is” condition as of the date of such possession or occupancy except for latent defects, and (b) the 23rd Floor was in good and satisfactory condition as of such date, except for latent defects.

Landlord represent that the last scheduled expiration date for the leases currently in effect for all or portions of the 23rd Floor is October 31, 2015. If other than as a result of a Tenant Delay (defined below) or events of force majeure (which, for purposes hereof, shall include, but is not limited to, one (1) or more of the existing tenants of the 23rd Floor holding over (without Landlord’s consent thereto) with respect thereto), the 23rd Floor Commencement Date shall not occur on or before (a) April 30, 2016, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the 23 Floor only equal to one (1) day of per diem fixed annual rent for the 23rd Floor only for each day after April 30, 2016 (but prior to August 1, 2016) that the 23rd Floor Commencement Date shall not have occurred and (b) July 31, 2016, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the 23rd Floor only equal to two (2) days of per diem fixed annual rent for the 23rd Floor only for each day after July 31, 2016 that the 23rd Floor Commencement Date shall not have occurred.

If Landlord fails to cause the 23rd Floor Commencement Date to occur on or prior to April 30, 2016 and such failure is due to (a) the holding over or retention of possession by any tenant or occupant on the 23rd Floor, and/or (b) any other reason outside of Landlord’s control, then (x) Landlord shall not be subject to any liability for failure to give possession on such date, (y) Tenant waives the right to rescind its lease of the then existing premises leased by Tenant under the Lease, as modified hereby or to recover any damages that may result from the failure of Landlord to deliver possession of the 23rd Floor and agrees that the provisions of this subparagraph shall constitute an “express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law, and (z) Landlord shall promptly institute and thereafter diligently prosecute holdover or other appropriate proceedings (or settle the same under a settlement stipulation providing for the occupant to vacate the 23rd Floor, or the applicable portion thereof, on a date which Landlord reasonably believes is a date earlier than the date on which Landlord would obtain possession of the 23rd Floor, or the applicable portion thereof, if Landlord were to continue to diligently prosecute such holdover or other appropriate proceeding) against any occupant of the 23rd Floor.

Tenant covenants and agrees that if permission is given to Tenant to enter into possession of all or any portion of the 23rd Floor prior to the 23rd Floor Commencement Date, then Tenant shall pay all charges for water, sewage disposal, overtime heating, overtime cooling, electricity, lighting and any other utilities attributable to the 23rd Floor which are payable by Tenant hereunder from the date upon which the 23rd Floor is delivered to Tenant. Any such charges which may be paid by Landlord shall be reimbursed to Landlord by Tenant within fifteen (15) days of rendition of a bill therefor. In addition, from such date of delivery through and including the 23rd Floor Commencement Date, Tenant shall perform all of its obligations hereunder (other than the obligation to pay fixed annual rent) including, without limitation, its indemnity and insurance obligations.

From and after the 23rd Floor Commencement Date through and including the New Expiration Date, Tenant shall occupy the 23rd Floor. From and after the 23rd Floor Commencement Date, the terms “demised premises” or “premises” as used in the Lease, as modified hereby, shall include the 23rd Floor. Tenant’s use and occupancy of such demised premises from and after the 23rd Floor Commencement Date hereof shall be on all of the terms and conditions of the Lease, as modified hereby (including the fixed annual rent and additional rent, as same is modified herein and as same has been and in the future may be adjusted in accordance with the provisions of the Lease, as modified hereby).

(B) Condition of the 23rd Floor

(i) Tenant acknowledges that it has made or been given the opportunity to make a thorough examination and inspection of the 23rd Floor. Tenant agrees that it is entering into this Agreement without any representations or warranties by Landlord, its employees, agents, representatives or servants or any other person as to the condition of the 23rd Floor or the appurtenances thereof or any improvements therein or thereon, or any other matters pertinent thereto except as expressly provided in this Agreement. Tenant agrees to accept the 23rd Floor in “as is” condition at the time possession is given to Tenant, subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the 23rd Floor Commencement Date, without requiring any alterations, improvements, repairs or decorations to be made by Landlord or at Landlord’s expense; provided, however, Landlord shall perform, at Landlord’s sole cost and expense, the following work in and to the 23rd Floor (such work, “Landlord’s 23rd Floor Work”): (a) demolish and demise the 23rd Floor and deliver the 23rd Floor to Tenant in broom clean condition, (b) flash patch the floors in the 23rd Floor where reasonably determined by Landlord to be necessary, (c) provide Building standard connection points at the Building’s Data Gathering Panel to enable Tenant to tie-in to the Building’s Class-E system Tenant’s speakers, strobe lights and smoke detectors, (d) provide a sprinkler rig connection point to enable Tenant to tap-in to the Building’s sprinkler infrastructure, (e) install fire-proofing and fire-stopping wherever required by applicable code, (f) deliver the existing radiators in working order; (g) supply and install new Building standard radiator covers; and (h) install self-contained control valves for each radiator in the 23rd Floor space to provide individual comfort control. In addition to Landlord’s 23rd Floor Work, but not as a component thereof (i.e., the 23rd Floor Commencement Date shall not be conditioned upon the occurrence thereof), Landlord shall deliver to Tenant an ACP-5 certificate promptly following Landlord’s receipt of Tenant’s initial alteration plans for the 23rd Floor. Landlord shall also provide all building systems, including without limitation, heating and sprinkler systems, servicing the 23rd Floor in working order on the 23rd Floor Commencement Date, as and to the extent provided to the Original Space in the Original Lease. The restrooms on the 23rd Floor shall be delivered in working order and condition.

(ii) The taking of occupancy or possession of the whole or any portion of the 23rd Floor by Tenant shall be conclusive evidence that (a) Tenant accepts the same in “as is” condition as of the date of such possession or occupancy subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the 23rd Floor Commencement Date and (b) the 23rd Floor was in good and satisfactory condition as of such date, subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the 23rd Floor Commencement Date.

(iii) Landlord shall be required to perform only Landlord’s 23rd Floor Work in the 23rd Floor; provided, however, that Landlord shall have the right to make any changes thereto which are required by any governmental department or bureau having jurisdiction over the 23rd Floor provided Landlord has given prior written notice to Tenant of any material changes. Landlord’s 23rd Floor Work shall be deemed to have been substantially completed even though there shall not then have been completed minor details or adjustments the non-completion of which shall not interfere (other than to a de minimis extent) with the commencement of Tenant’s work to ready the space for its occupancy and Tenant’s ability to conduct its business in the 23rd Floor (“23rd Floor Punchlist Items”). Notwithstanding the foregoing, if the 23rd Floor Work has not been substantially completed as a result of a Tenant Delay (defined below), then the 23rd Floor Work will be deemed to have been substantially completed as of the date the 23rd Floor Work would have been substantially completed but for such Tenant Delay. For purposes hereof, the term “Tenant Delay” shall mean any delay caused by the acts or omissions of Tenant, its employees, agents or contractors. Landlord shall use its commercially reasonable efforts to complete any 23rd Floor Punchlist Items in a manner to minimize any interference with the performance of Tenant’s work to ready the 23rd Floor for its initial occupancy, provided, however in no event will Landlord be obligated to perform any such work on an overtime or premium pay basis.

(C) Fixed Annual Rent for the 23rd Floor

From and after the 23rd Floor Commencement Date through and including the New Expiration Date, Tenant shall pay to Landlord for the 23rd Floor only, without notice, demand, reduction or set-off, fixed annual rent in the following amounts: (i) for the period from the 23rd Floor Commencement Date through and including the day immediately preceding the five (5) year and ten (10) month anniversary of the 23rd Floor Commencement Date, the amount of $1,432,970.00 per annum, such amount to be paid in consecutive equal monthly installments of $119,414.17 on the first day of each calendar month during such period and (ii) for the period from the five (5) year and ten (10) month anniversary of the 23rd Floor Commencement Date through and including the New Expiration Date, the amount of $1,563,240.00 per annum, such amount to be paid in consecutive equal monthly installments of $130,270.00 on the first day of each calendar month during such period. If the 23rd Floor Commencement Date is a day other than the first day of a calendar month, then the fixed rent for the month in which the 23rd Floor Commencement Date occurs shall be pro-rated to reflect the actual number of days in such month in which the term for the 23rd Floor occurs.

For so long as Tenant is not in default, beyond any applicable grace or cure period, of any term of the Lease or this Agreement, Tenant shall receive a rent credit against fixed annual rent for the 23rd Floor only in the amount of $1,194,141.67, which credit shall be applied, until exhausted, against the first monthly installments of fixed annual rent payable hereunder for the 23rd Floor only. If the term of the Lease, as modified hereby, is terminated prior to its stated expiration date as a result of Tenant’s default, then, in addition to all other damages, rights and remedies provided in the Lease or this Agreement and provided by law for Landlord, Landlord shall be entitled to the return of the total amount of such rent credit theretofore enjoyed by Tenant, which sum shall be deemed additional rent due and owing prior to the termination of the term of the Lease, as modified hereby. The obligation of Tenant to pay such additional rent to Landlord shall survive the termination of the term of the Lease, as modified hereby. Anything in this paragraph to the contrary notwithstanding, Tenant shall continue to be responsible for paying all additional rent and electric charges under the Lease, as modified hereby, for the Original Space and hereunder for the other New Additional Spaces (except as may be otherwise provided herein) without any credit, set off, deduction or reduction by reason of this paragraph.

Notwithstanding anything to the contrary contained herein, the fixed annual rent and any additional rent for the 23rd Floor as set forth in the Lease, as modified hereby, is in addition to all fixed annual rent and additional rent payable by Tenant with respect to the Original Space and the other New Additional Spaces.

(D) Operating Expense Escalations for the 23rd Floor

From and after the 23rd Floor Commencement Date through and including the New Expiration Date, Tenant shall continue to pay operating expenses escalations in accordance with Article 2.D of the Lease; provided, however, from and after the 23rd Floor Commencement Date, with respect to the 23rd Floor only, (i) the term “Base Year” as set forth in Article 2.D(ii)(a) shall mean the calendar year 2016; (ii) the term “The Percentage” as set forth in Article 2.D(ii)(b) shall mean 3.41 percent (3.41%); and (iii) the term “comparative year” as set forth in Article 2.D(ii)(c) shall mean each calendar year commencing on or after January 1, 2017, in which occurs any part of the term of the Lease, as modified hereby. Notwithstanding the foregoing, in no event shall Tenant be obligated to pay operating expense escalations for the 23rd Floor only for the first ten (10) months following the 23rd Floor Commencement Date.

(E) Tax Escalations for the 23rd Floor

From and after the 23rd Floor Commencement Date through and including the New Expiration Date, Tenant shall continue to pay tax escalations in accordance with Article 2.E of the Lease; provided, however, from and after the 23rd Floor Commencement Date, with respect to the 23rd Floor only, (i) the term “base year taxes” as set forth in Article 2.E(ii)(b) shall mean the average of (1) the real estate taxes payable with respect to the Building Project for the 2015/2016 tax year, determined by applying the applicable tax rate to the base tax year assessment for such tax year and (2) the real estate taxes payable with respect to the Building Project for the 2016/2017 tax year, determined by applying the applicable tax rate to the base tax year assessment for such tax year; (ii) the term “base tax year” as set forth in Article 2.E(ii)(c) shall mean the 2016 calendar year; (iii) the term “comparative year” as set forth in Article 2.E(ii)(e) shall mean the 2017 calendar year and each subsequent period of twelve (12) months all or a portion of which occurs during the term of the Lease, as modified hereby; and (iv) the term “The Percentage” as set forth in Article 2.E(ii)(h) shall mean 3.41 (3.41%) percent. Notwithstanding the foregoing, in no event shall Tenant be obligated to pay tax escalations for the 23rd Floor only for the first ten (10) months following the 23rd Floor Commencement Date.

(F) Square Footage of the 23rd Floor

From the 23rd Floor Commencement Date through and including the New Expiration Date, the following sentence, with respect to the 23rd Floor only, shall be added to the end of the last full paragraph which is below the heading of “WITNESSETH” on the first page of the Original Lease: “For all purposes of this lease the parties agree that the rentable square foot area of the entire twenty-third (23rd) floor in the Building shall be deemed to be 26,054 rentable square feet irrespective of any disparity between such figure and any actual measurement of such area.”

(G) Use of 23rd Floor

Tenant shall use the 23rd Floor solely as general, executive and administrative offices for the conduct of Tenant’s business in accordance with the provisions of Article 1 of the Original Lease.

(H) Electricity to the 23rd Floor

From the 23rd Floor Commencement Date through and including the New Expiration Date, electricity to the 23rd Floor shall be provided on a submetering basis in accordance with the terms and conditions of Article 3 of the Original Lease. If the 23rd Floor is not presently submetered, Landlord shall install prior to the 23rd Floor Commencement Date, at Landlord’s cost and expense, one (1) or more submeters to measure electricity consumption on the 23rd Floor. From and after the 23rd Floor Commencement Date, Landlord shall provide to the 23rd Floor an average connected load of 6 watts per useable square foot (exclusive of electricity provided to support the air conditioning equipment servicing the 23rd Floor).

(I) Landlord’s 23rd Floor Contribution

Landlord shall provide Tenant an allowance of up to $1,563,240.00 to defray the cost of work to be performed by Tenant in the 23rd Floor prior to Tenant’s initial occupancy thereof (such work, “Tenant’s 23rd Floor Installation Work”). Such sum (“Landlord’s 23rd Floor Contribution”) shall be payable (as hereinafter provided) against requisitions therefor accompanied by (i) the certification of Tenant’s architect that the work described on such requisition has been completed in good and workmanlike fashion substantially in accordance with the plans and specifications theretofore approved by Landlord, (ii) a list specifying in reasonable detail the work performed for which such requisition is being submitted and the portion of the amount of such requisition allocated to each such item of work and (iii) waivers of mechanics liens for all work for which such installment of Landlord’s 23rd Floor Contribution has been requisitioned, from each contractor, sub-contractor, vendor and supplier of labor and material for whom such installment of Landlord’s 23rd Floor Contribution is being requisitioned. Each such installment of Landlord’s 23rd Floor Contribution shall be subject to a retainage amount equal to ten (10%) percent (as reflected in the formula for payment set forth in the penultimate sentence of this paragraph) and the amount of such retainage shall be paid to Tenant within thirty (30) days following final completion of Tenant’s 23rd Floor Installation Work and delivery to Landlord of documents referred to in (i) through (iii) of this paragraph (including valid waivers of lien from each such contractor, sub-contractor, vendor and supplier of labor and material, representing that all payments due to each of them have been made and no new sums will be due and owing in connection with work theretofore contracted) and such certificates of occupancy or use, permits and sign-offs from governmental agencies as may be required in connection with Tenant’s 23rd Floor Installation Work. In the event Tenant is prohibited from obtaining its final sign-offs from governmental agencies as a result of any matter affecting the Building (other than any matter arising as a result of an act or omission of Tenant, its employees, agents or contractors) the retainage shall be released to Tenant within sixty (60) days of submission of items (i) - (iii) above excluding the requisite governmental sign-offs which cannot be obtained due to such other matters (i.e., those matters (not resulting from the acts or omissions of Tenant, its employees, agents or contractors) which prevent Tenant from obtaining final sign-offs from governmental authorities). However, the foregoing shall not relieve Tenant of its obligation to obtain such final sign-offs within thirty (30) days after such other matters prohibiting such final sign-offs have been resolved. Payments on account of Landlord’s 23rd Floor Contribution shall not be payable more frequently than monthly. Each such installment of Landlord’s 23rd Floor Contribution (other than payment of the retainage amount after final completion of Tenant’s 23rd Floor Installation Work) shall be equal to the difference between (x) the product which results from multiplying (i) the Landlord’s 23rd Floor Contribution by (ii) .9 by (iii) the percentage of Tenant’s 23rd Floor Installation Work completed to the date of Tenant’s requisition for payment as certified to Landlord by Tenant’s architect and (y) all prior payments on account of Landlord’s 23rd Floor Contribution. If it shall appear to Landlord in the exercise of its reasonable judgment that at any time the remaining portion of Landlord’s 23rd Floor Contribution shall not be sufficient to complete Tenant’s 23rd Floor Installation Work, then prior to making any further payments on account of Landlord’s 23rd Floor Contribution, Landlord may require Tenant to (and Tenant shall) deposit with Landlord a sum (as Landlord shall determine in the exercise of its reasonable judgment) which together with the balance of Landlord’s 23rd Floor Contribution, shall be sufficient to complete all such Tenant’s 23rd Floor Installation Work. No portion of Landlord’s 23rd Floor Contribution shall be applied by Tenant against expenses for furniture, office equipment or other personal property provided, however, up to $156,324.00 of Landlord’s 23rd Floor Contribution may be used by Tenant for “soft” costs incurred by Tenant which are attributable to Tenant’s 23rd Floor Installation Work (e.g., the costs of Tenant’s architect, engineer and expediter and permit and filing fees) including, without limitation, the cost of Tenant’s IT cabling. Landlord hereby agrees that no portion of Tenant’s 23rd Floor Installation Work shall be required to be removed on the New Expiration Date or the sooner termination of the Lease, as modified hereby provided, however, notwithstanding the foregoing, Tenant, at Tenant’s sole cost and expense shall, upon the expiration or sooner termination of the Lease, as modified hereby, remove from the 23rd Floor any Specialty Alterations (as such term is defined in the Original Lease) that Landlord designates for removal at the time Landlord grants its consent thereto and, in such event, Tenant shall repair any damage to the Building resulting therefrom, such obligation of Tenant to survive the expiration or sooner termination of the Lease, as modified hereby.

Notwithstanding anything to the contrary set forth in the Lease, as modified hereby, Landlord shall provide Tenant with an aggregate of sixty (60) hours of overtime freight elevator service in connection with Tenant’s 23rd Floor Installation Work and Tenant’s initial move in to the 23rd Floor at no charge to Tenant provided, however, that Tenant avails itself thereof in blocks of four (4) hours each.

(J) Additional 23rd Floor HVAC Concession

(i) Provided that (a) Tenant delivers to Landlord evidence reasonably satisfactory to Landlord that Tenant has performed the 23rd Floor HVAC Work (as defined below) and (b) Landlord receives the items set forth in (ii) below, Tenant shall be entitled to be reimbursed by Landlord for the amount of the costs of the 23rd Floor HVAC Work, subject to a maximum reimbursement from Landlord therefor of $325,675.00. In no event shall the costs associated with the fees of architects, engineers, expediters or consultants or any permits or license fees or other similar “soft costs” incurred in connection with the 23rd Floor HVAC Work comprise more than ten (10%) percent of the total cost of the 23rd Floor HVAC Work. The payment required to be made by Landlord hereunder shall be made by Landlord within thirty (30) days after Tenant fully complies with its obligations under this Paragraph (J).

(ii) Within thirty (30) days after completion of the 23rd Floor HVAC Work, Tenant shall deliver to Landlord (a) general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the 23rd Floor HVAC Work and the materials furnished in connection therewith, (b) paid receipts evidencing the “hard costs” and “soft costs” incurred by Tenant in performing the 23rd Floor HVAC Work and (c) a certificate from Tenant’s independent architect certifying that (1) in his opinion the 23rd Floor HVAC Work has been performed in a good and workerlike manner and completed not materially at variance with the final detailed plans and specifications for such 23rd Floor HVAC Work as approved by Landlord and (2) all contractors, subcontractors and materialmen have been paid for the 23rd Floor HVAC Work and materials furnished through such date.

(iii) For purposes hereof, the “23rd Floor HVAC Work” shall mean the purchase and installation of air handlers as needed to supply air conditioning to the 23rd Floor for normal occupancy, including supplying electrical power, connecting Tenant’s HVAC unit to such electrical power supply, installation of outside air intake duct work and stub for connection to Tenant’s distribution system.

(iv) From and after the completion of the 23rd Floor HVAC Work, Landlord shall make available to Tenant, at no cost to Tenant, condenser water to the 23rd Floor to properly operate the equipment installed as part of the 23rd Floor HVAC Work, all such condenser water to be generated by a winterized cooling tower and related equipment previously installed by Landlord upon the Building’s common areas. The capacity of condenser water to be provided by Landlord to the 23rd Floor will be adequate to support fifty-six (56) tons of air conditioning. Such condenser water will be (a) delivered to the 23rd Floor at the rate of 3 gallons per minute (gpm) per connected ton of A/C Equipment, at a maximum of 85 degree entering water temperature and 95 degree leaving water temperature for each A/C Unit located on the 23rd Floor and a minimum of not less than 59 degrees and (b) made available to Tenant on the following days and at the following times: Mondays through Fridays from 8:00 a.m. – 6:00 p.m. and on Saturdays from 8:00 a.m. – 1:00 p.m. (excluding holidays in all instances). Notwithstanding the foregoing, Landlord will provide condenser water to the 23rd Floor other than during the hours set forth in the preceding sentence provided that Tenant shall give notice to Landlord prior to 3:00 P.M. in the case of after hours service on weekdays and prior to 1:00 P.M. on Fridays in the case of after hours service on weekends. In such event, Tenant shall pay to Landlord, as additional rent on demand, a charge of $80.00 for each hour (or portion thereof) that Tenant avails itself of such condenser water, subject to periodic adjustments as reasonably determined by Landlord. Notwithstanding the foregoing, if Tenant installs air-cooled (not water-cooled) air-conditioning units on the 23rd Floor then Landlord shall have no further obligation to make available the condenser water contemplated above with respect to such 23rd Floor provided, however, if at a later time during the term of the Lease, as modified hereby, Tenant installs one (1) or more water-cooled air conditioning units on the 23rd Floor, then at Tenant’s request Landlord will provide adequate condenser water for such units provided further, however, Landlord has adequate condenser water capacity for such purposes.

(K) Additional 23rd Floor Bathroom Concession

(i) Provided that (a) Tenant delivers to Landlord evidence reasonably satisfactory to Landlord that Tenant has performed the 23rd Floor Bathroom Work (as defined below) and (b) Landlord receives the items set forth in (ii) below, Tenant shall be entitled to be reimbursed by Landlord for the amount of the costs of the 23rd Floor Bathroom Work (i.e., including the fees of architects, engineers, expediters or consultants or any permits or license fees which may not exceed $5,000.00), subject to a maximum reimbursement from Landlord therefor of $50,000.00. The payment required to be made by Landlord under this subparagraph (K) shall be made by Landlord within thirty (30) days after Tenant fully complies with its obligations under this subparagraph (K).

(ii) Within thirty (30) days after completion of the 23rd Floor Bathroom Work, Tenant shall deliver to Landlord (a) general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the 23rd Floor Bathroom Work and the materials furnished in connection therewith, (b) paid receipts evidencing the “hard costs” and “soft costs” incurred by Tenant in performing the 23rd Floor Bathroom Work and (c) a certificate from Tenant’s independent architect certifying that (1) in his opinion the 23rd Floor Bathroom Work has been performed in a good and workerlike manner and completed not materially at variance with the final detailed plans and specifications for such 23rd Floor Bathroom Work as approved by Landlord and (2) all contractors, subcontractors and materialmen have been paid for the 23rd Floor Bathroom Work and materials furnished through such date.

(iii) For purposes hereof, the “23rd Floor Bathroom Work” shall mean the renovation or modification of the existing bathroom on the 23rd Floor in order to, among other things, satisfy ADA requirements, and/or if Tenant elects, the installation of a unisex ADA-compliant bathroom along the north wall west of the freight elevators (in a location similar to that in which bathrooms on the other floors of the demised premises are located) on the twenty-third (23rd) floor in the Building.

5. New 24th Floor Space

(A) Term for the New 24th Floor Space

Tenant hereby leases the New 24th Floor Space for the term commencing on the New 24th Floor Space Commencement Date (as such term is defined below) and expiring on the New Expiration Date, unless sooner terminated pursuant to any provision hereof or by law.

The “New 24th Floor Space Commencement Date” shall be the date upon which (i) Landlord’s New 24th Floor Space Work (as defined below) shall be substantially completed and (ii) Landlord shall deliver vacant possession of the New 24th Floor Space to Tenant, which date shall not be sooner than the date which is four (4) months nor later than the date which is six (6) months from the date Landlord notifies Tenant that Landlord anticipates that it will be delivering to Tenant the entire New 24th Floor Space in the condition such space is required to be delivered by Landlord as set forth herein. Landlord shall provide Tenant with not less than thirty (30) days written notice of the New 24th Floor Space Commencement Date. If other than as a result of a Tenant Delay or events of force majeure (which, for purposes hereof, shall include, but is not limited to, one (1) or more of the existing tenants in the New 24th Floor Space holding over (without Landlord’s consent thereto) with respect thereto), the New 24th Floor Space Commencement Date shall not occur on or before (a) December 31, 2018, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the New 24th Floor Space only equal to one (1) day of per diem fixed annual rent for the New 24th Floor Space only for each day after December 31, 2018 (but prior to April 1, 2019) that the New 24th Floor Space Commencement Date shall not have occurred and (b) March 31, 2019, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the New 24th Floor Space only equal to two (2) days of per diem fixed annual rent for the New 24th Floor Space only for each day after March 31, 2019 that the New 24th Floor Space Commencement Date shall not have occurred. Tenant shall, within fifteen (15) days of request therefor by Landlord, execute, acknowledge and deliver to Landlord an instrument in form reasonably satisfactory to Landlord confirming the New 24th Floor Space Commencement Date provided, however, Tenant’s failure to execute, acknowledge and deliver such instrument shall not affect the determination of the New 24th Floor Space Commencement Date. The taking of occupancy or possession of the whole or any portion of the New 24th Floor Space by Tenant shall be conclusive evidence that (a) Tenant accepts the same in “as is” condition as of the date of such possession or occupancy except for latent defects and (b) the New 24th Floor Space was in good and satisfactory condition as of such date except for latent defects.

If Landlord fails to cause the New 24th Floor Space Commencement Date to occur on or prior to December 31, 2018 and such failure is due to (a) the holding over or retention of possession by any tenant or occupant on the New 24th Floor Space, and/or (b) any other reason outside of Landlord’s control, then (x) Landlord shall not be subject to any liability for failure to give possession on such date, (y) Tenant waives the right to rescind its lease of the then existing premises leased by Tenant under the Lease, as modified hereby or to recover any damages that may result from the failure of Landlord to deliver possession of the New 24th Floor Space and agrees that the provisions of this subparagraph shall constitute an “express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law, and (z) Landlord shall promptly institute and thereafter diligently prosecute holdover or other appropriate proceedings (or settle the same under a settlement stipulation providing for the occupant to vacate the New 24th Floor Space, or the applicable portion thereof, on a date which Landlord reasonably believes is a date earlier than the date on which Landlord would obtain possession of the New 24th Floor Space, or the applicable portion thereof, if Landlord were to continue to diligently prosecute such holdover or other appropriate proceeding) against any occupant of the New 24th Floor Space.

Tenant covenants and agrees that if permission is given to Tenant to enter into possession of all or any portion of the New 24th Floor Space prior to the New 24th Floor Space Commencement Date, then Tenant shall pay all charges for water, sewage disposal, overtime heating, overtime cooling, electricity, lighting and any other utilities attributable to the New 24th Floor Space which are payable by Tenant hereunder from the date upon which the New 24th Floor Space is delivered to Tenant. Any such charges which may be paid by Landlord shall be reimbursed to Landlord by Tenant within fifteen (15) days of rendition of a bill therefor. In addition, from such date of delivery through and including the New 24th Floor Space Commencement Date, Tenant shall perform all of its obligations hereunder (other than the obligation to pay fixed annual rent) including, without limitation, its indemnity and insurance obligations.

From and after the New 24th Floor Space Commencement Date through and including the New Expiration Date, Tenant shall occupy the New 24th Floor Space. From and after the New 24th Floor Space Commencement Date, the terms “demised premises” or “premises” as used in the Lease, as modified hereby, shall include the New 24th Floor Space. Tenant’s use and occupancy of such demised premises from and after the New 24th Floor Commencement Date hereof shall be on all of the terms and conditions of the Lease, as modified hereby (including the fixed annual rent and additional rent, as same is modified herein and as same has been and in the future may be adjusted in accordance with the provisions of the Lease, as modified hereby).

(B) Condition of the New 24th Floor Space

(i) Tenant acknowledges that it has made or been given the opportunity to make a thorough examination and inspection of the New 24th Floor Space. Tenant agrees that it is entering into this Agreement without any representations or warranties by Landlord, its employees, agents, representatives or servants or any other person as to the condition of the New 24th Floor Space or the appurtenances thereof or any improvements therein or thereon, or any other matters pertinent thereto except as expressly provided in this Agreement. Tenant agrees to accept the New 24th Floor Space in “as is” condition at the time possession is given to Tenant, subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the New 24th Floor Space Commencement Date, without requiring any alterations, improvements, repairs or decorations to be made by Landlord or at Landlord’s expense provided, however, Landlord shall perform, at Landlord’s sole cost and expense, the following work in and to the New 24th Floor Space (such work, “Landlord’s New 24th Floor Space Work”): (a) demolish and demise the New 24th Floor Space and deliver the New 24th Floor Space to Tenant in broom clean condition, (b) flash patch the floors in the New 24th Floor Space where reasonably determined by Landlord to be necessary, (c) provide Building standard connection points at the Building’s Data Gathering Panel to enable Tenant to tie-in to the Building’s Class-E system Tenant’s speakers, strobe lights and smoke detectors, (d) provide a sprinkler rig connection point to enable Tenant to tap-in to the Building’s sprinkler infrastructure, (e) install fire-proofing and fire-stopping wherever required by applicable code, (f) deliver the existing radiators in working order; (g) supply and install new Building standard radiator covers; and (h) install self-contained control valves for each radiator in the New 24th Floor Space to provide individual comfort control. In addition to Landlord’s New 24th Floor Space Work, but not as a component thereof (i.e., the New 24th Floor Space shall not be conditioned upon the occurrence thereof), Landlord shall deliver to Tenant an ACP-5 certificate promptly following Landlord’s receipt of Tenant’s initial alteration plans for the New 24th Floor Space. Landlord shall also provide all building systems, including without limitation, heating and sprinkler systems, servicing the New 24th Floor Space in working order on the New 24th Floor Space Commencement Date, as and to the extent provided to the Original Space in the Original Lease.

(ii) The taking of occupancy or possession of the whole or any portion of the New 24th Floor Space by Tenant shall be conclusive evidence that (a) Tenant accepts the same in “as is” condition as of the date of such possession or occupancy subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the New 24th Floor Space Commencement Date and (b) the New 24th Floor Space was in good and satisfactory condition as of such date, subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the New 24th Floor Space Commencement Date.

(iii) Landlord shall be required to perform only Landlord’s New 24th Floor Space Work in the 24th Floor Space prior to Tenant’s initial occupancy thereof provided, however, that Landlord shall have the right to make any changes thereto which are required by any governmental department or bureau having jurisdiction over the New 24th Floor Space provided Landlord has given prior written notice to Tenant of any material changes. Landlord’s New 24th Floor Space Work shall be deemed to have been substantially completed even though there shall not then have been completed minor details or adjustments the non-completion of which shall not interfere (other than to a de minimis extent) with the commencement of Tenant’s work to ready the space for its occupancy and Tenant’s ability to conduct its business in the New 24th Floor Space (“New 24th Floor Space Punchlist Items”). Notwithstanding the foregoing, if the New 24th Floor Space Work has not been substantially completed as a result of a Tenant Delay (defined below), then the New 24th Floor Space Work will be deemed to have been substantially completed as of the date the New 24th Floor Space Work would have been substantially completed but for such Tenant Delay. For purposes hereof, the term “Tenant Delay” shall mean any delay caused by the acts or omissions of Tenant, its employees, agents or contractors. Landlord shall use its commercially reasonable efforts to complete any New 24th Floor Space Punchlist Items in a manner to minimize any interference with the performance of Tenant’s work to ready the New 24th Floor Space for its initial occupancy provided, however, in no event will Landlord be obligated to perform any such work on an overtime or premium pay basis. Notwithstanding the foregoing, Landlord shall also provide all building systems, including without limitation, heating and sprinkler systems, servicing the New 24th Floor Space in working order on the New 24th Floor Space Commencement Date, as and to the

extent provided to the Original Space in the Original Lease. In the event there is any ACM located in the New 24th Floor Space which, pursuant to applicable law, must be abated, Landlord shall abate such ACM at Landlord’s sole cost and expense. The restrooms on the 24th Floor shall be delivered in working order and condition.

(C) Fixed Annual Rent for the New 24th Floor Space

From and after the New 24th Floor Space Commencement Date through and including the New Expiration Date, Tenant shall pay to Landlord for the New 24th Floor Space only, without notice, demand, reduction or set-off, fixed annual rent in the following amounts: (i) for the period from the New 24th Floor Space Commencement Date through and including the day immediately preceding the five (5) year and ten (10) month anniversary of the 23rd Floor Commencement Date, the amount of $410,960.00 per annum, such amount to be paid in consecutive equal monthly installments of $34,246.67 on the first day of each calendar month during such period and (ii) for the period from the five (5) year and ten (10) month anniversary of the 23rd Floor Commencement Date through and including the New Expiration Date, the amount of $448,320.00 per annum, such amount to be paid in consecutive equal monthly installments of $37,360.00 on the first day of each calendar month during such period.

For so long as Tenant is not in default, beyond any applicable grace or cure period, of any term of the Lease or this Agreement, Tenant shall receive a rent credit against fixed annual rent for the New 24th Floor Space only in the amount of $342,466.67, which credit shall be applied, until exhausted, against the first monthly installments of fixed annual rent payable hereunder for the New 24th Floor Space only. If the term of the Lease, as modified hereby, is terminated prior to its stated expiration date as a result of Tenant’s default, then, in addition to all other damages, rights and remedies provided in the Lease or this Agreement and provided by law for Landlord, Landlord shall be entitled to the return of the total amount of such rent credit theretofore enjoyed by Tenant, which sum shall be deemed additional rent due and owing prior to the termination of the term of the Lease, as modified hereby. The obligation of Tenant to pay such additional rent to Landlord shall survive the termination of the term of the Lease, as modified hereby. Anything in this paragraph to the contrary notwithstanding, Tenant shall continue to be responsible for paying all additional rent and electric charges hereunder for the Original Space and the other New Additional Spaces (except as may be otherwise provided herein) without any credit, set off, deduction or reduction by reason of this paragraph.

Notwithstanding anything to the contrary contained herein, the fixed annual rent and any additional rent for the New 24th Floor Space as set forth in the Lease, as modified hereby, is in addition to all fixed annual rent and additional rent payable by Tenant with respect to the Original Space and the other New Additional Spaces.

(D) Operating Expense Escalations for the New 24th Floor Space

From and after the New 24th Floor Space Commencement Date through and including the New Expiration Date, Tenant shall continue to pay operating expenses escalations in accordance with Article 2.D of the Lease; provided, however, from and after the New 24th Floor Space Commencement Date, with respect to the New 24th Floor Space only, (i) the term “Base

Year” as set forth in Article 2.D(ii)(a) shall mean the calendar year 2016; (ii) the term “The Percentage” as set forth in Article 2.D(ii)(b) shall mean .98 percent (.98%); and (iii) the term “comparative year” as set forth in Article 2.D(ii)(c) shall mean each calendar year commencing on or after January 1, 2017, in which occurs any part of the term of the Lease, as modified hereby. Notwithstanding the foregoing, in no event shall Tenant be obligated to pay operating expense escalations for the New 24th Floor Space only for the first ten (10) months following the New 24th Floor Space Commencement Date.

(E) Tax Escalations for the New 24th Floor Space

From and after the New 24th Floor Space Commencement Date through and including the New Expiration Date, Tenant shall continue to pay tax escalations in accordance with Article 2.E of the Lease; provided, however, from and after the New 24th Floor Space Commencement Date, with respect to the New 24th Floor Space only, (i) the term “base year taxes” as set forth in Article 2.E(ii)(b) shall mean the average of (1) the real estate taxes payable with respect to the Building Project for the 2015/2016 tax year, determined by applying the applicable tax rate to the base tax year assessment for such tax year and (2) the real estate taxes payable with respect to the Building Project for the 2016/2017 tax year, determined by applying the applicable tax rate to the base tax year assessment for such tax year; (ii) the term “base tax year” as set forth in Article 2.E(ii)(c) shall mean the 2016 calendar year; (iii) the term “comparative year” as set forth in Article 2.E(ii)(e) shall mean the 2017 calendar year and each subsequent period of twelve (12) months all or a portion of which occurs during the term of the Lease, as modified hereby; and (iv) the term “The Percentage” as set forth in Article 2.E(ii)(h) shall mean .98 (.98%) percent. Notwithstanding the foregoing, in no event shall Tenant be obligated to pay tax escalations for the New 24th Floor Space only for the first ten (10) months following the New 24th Floor Space Commencement Date.

(F) Square Footage of the New 24th Floor Space

From the New 24th Floor Space Commencement Date through and including the New Expiration Date, the following sentence, with respect to the New 24th Floor Space only, shall be added to the end of the last full paragraph which is below the heading of “WITNESSETH” on the first page of the Lease: “For all purposes of this lease the parties agree that the rentable square foot area of (a) Suite 2403 in the Building shall be deemed to be 2,508 rentable square feet, (b) Suite 2404 shall be deemed to be 2,425 rentable square feet and (c) Suite 2405B shall be deemed to be 2,539 rentable square feet, in each case irrespective of any disparity between such figure and any actual measurement of such area.”

(G) Use of New 24th Floor Space

Tenant shall use the New 24th Floor Space solely as general, executive and administrative offices for the conduct of Tenant’s business in accordance with the provisions of Article 1 of the Original Lease.

(H) Electricity to the New 24th Floor Space

From the New 24th Floor Space Commencement Date through and including the New Expiration Date, electricity to the New 24th Floor Space shall be provided on a submetering basis in accordance with the terms and conditions of Article 3 of the Original Lease. If the New 24th Floor Space is not presently submetered, Landlord shall install prior to the New 24th Floor Space Commencement Date, at Landlord’s cost and expense, one (1) or more submeters to measure electricity consumption in the New 24th Floor Space. From and after the New 24th Space Commencement Date, Landlord shall provide to the New 24th Floor Space an average connected load of 6 watts per useable square foot (exclusive of electricity provided to support the air conditioning equipment servicing the New 24th Floor Space).

(I) Landlord’s New 24th Floor Space Contribution

Landlord shall provide Tenant an allowance of up to $448,320.00 to defray the cost of work to be performed by Tenant in the New 24th Floor Space prior to Tenant’s initial occupancy thereof (such work, “Tenant’s New 24th Floor Space Installation Work”). Such sum (“Landlord’s New 24th Floor Space Contribution”) shall be payable (as hereinafter provided) against requisitions therefor accompanied by (i) the certification of Tenant’s architect that the work described on such requisition has been completed in good and workmanlike fashion substantially in accordance with the plans and specifications theretofore approved by Landlord, (ii) a list specifying in reasonable detail the work performed for which such requisition is being submitted and the portion of the amount of such requisition allocated to each such item of work and (iii) waivers of mechanics liens for all work for which such installment of Landlord’s New 24th Floor Space Contribution has been requisitioned, from each contractor, sub-contractor, vendor and supplier of labor and material for whom such installment of Landlord’s New 24th Floor Space Contribution is being requisitioned. Each such installment of Landlord’s New 24th Floor Space Contribution shall be subject to a retainage amount equal to ten (10%) percent (as reflected in the formula for payment set forth in the penultimate sentence of this paragraph) and the amount of such retainage shall be paid to Tenant upon final completion of Tenant’s New 24th Floor Space Installation Work and delivery to Landlord of documents referred to in (i) through (iii) above in this paragraph (including valid waivers of lien from each such contractor, sub-contractor, vendor and supplier of labor and material, representing that all payments due to each of them have been made and no new sums will be due and owing in connection with work theretofore contracted) and such certificates of occupancy or use, permits and sign-offs from governmental agencies as may be required in connection with Tenant’s New 24th Floor Space Installation Work. Payments on account of Landlord’s New 24th Floor Space Contribution shall not be payable more frequently than monthly. Each such installment of Landlord’s New 24th Floor Space Contribution (other than payment of the retainage amount after final completion of Tenant’s New 24th Floor Space Installation Work) shall be equal to the difference between (x) the product which results from multiplying (i) the Landlord’s New 24th Floor Space Contribution by (ii) .9 by (iii) the percentage of Tenant’s New 24th Floor Space Installation Work completed to the date of Tenant’s requisition for payment as certified to Landlord by Tenant’s architect and (y) all prior payments on account of Landlord’s New 24th Floor Space Contribution. If it shall appear to Landlord in the exercise of its reasonable judgment that at any time the remaining portion of Landlord’s New 24th Floor Space Contribution shall not be sufficient to complete Tenant’s New 24th Floor Space Installation Work, then prior to making any further payments on account of Landlord’s New 24th Floor Space Contribution, Landlord may require Tenant to (and Tenant shall) deposit with Landlord a sum (as Landlord shall determine in the exercise of its reasonable judgment) which together with the balance of Landlord’s New 24th Floor Space Contribution, shall be sufficient to complete all such Tenant’s New 24th Floor Space Installation Work. No portion of Landlord’s New 24th Floor Space Contribution shall be applied by Tenant against expenses for furniture, office equipment or other personal property provided, however, up to $44,832.00 of Landlord’s New 24th Floor Space Contribution may be used by Tenant for “soft” costs incurred by Tenant which are attributable to Tenant’s New 24th Floor Space Installation Work (e.g., the costs of Tenant’s architect, engineer and expediter and permit and filing fees) including, without limitation, the cost of Tenant’s IT cabling. Landlord hereby agrees that no portion of Tenant’s New 24th Floor Space Installation Work shall be required to be removed on the New Expiration Date or the sooner termination of the Lease, as modified hereby provided, however, notwithstanding the foregoing, Tenant, at Tenant’s sole cost and expense shall, upon the expiration or sooner termination of the Lease, as modified hereby, remove from the New 24th Floor Space any Specialty Alterations (as such term is defined in the Original Lease) that Landlord designates for removal at the time Landlord grants its consent thereto and, in such event, Tenant shall repair any damage to the Building resulting therefrom, such obligation of Tenant to survive the expiration or sooner termination of the Lease, as modified hereby.

Notwithstanding anything to the contrary set forth in the Lease, as modified hereby, Landlord shall provide Tenant with an aggregate of thirty-six (36) hours of overtime freight elevator service in connection with Tenant’s New 24th Floor Space Installation Work and Tenant’s initial move in to the New 24th Floor Space at no charge to Tenant provided, however, that Tenant avails itself thereof in blocks of four (4) hours each.

(J) Additional New 24th Floor Space Concession

(i) Provided that (a) Tenant delivers to Landlord evidence reasonably satisfactory to Landlord that Tenant has performed the New 24th Floor Space HVAC Work (as defined below) and (b) Landlord receives the items set forth in (ii) below, Tenant shall be entitled to be reimbursed by Landlord for the amount of the “hard” costs of the New 24th Floor Space HVAC Work (i.e., not including the fees of architects, engineers, expediters or consultants or any permits or license fees), subject to a maximum reimbursement from Landlord therefor of $93,400.00. The payment required to be made by Landlord under this subparagraph (i) shall be made by Landlord within thirty (30) days after Tenant fully complies with its obligations under this subparagraph (J).

(ii) Within thirty (30) days after completion of the New 24th Floor Space HVAC Work, Tenant shall deliver to Landlord (a) general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the New 24th Floor Space HVAC Work and the materials furnished in connection therewith, (b) paid receipts evidencing the “hard costs” incurred by Tenant in performing the New 24th Floor Space HVAC Work and (c) a certificate from Tenant’s independent architect certifying that (1) in his opinion the New 24th Floor Space HVAC Work has been performed in a good and workerlike manner and completed in accordance with the final detailed plans and specifications for such New 24th Floor Space HVAC Work as approved by Landlord and (2) all contractors, subcontractors and materialmen have been paid for the New 24th Floor Space HVAC Work and materials furnished through such date.

(iii) For purposes hereof, the “New 24th Floor Space HVAC Work” shall mean the purchase and installation of air handlers as needed to supply air conditioning to the New 24th Floor Space for normal occupancy, including supplying electrical power, connecting Tenant’s HVAC unit to such electrical power supply, installation of outside air intake duct work and stub for connection to Tenant’s distribution system. Notwithstanding the foregoing, if the “hard” costs of the New 24th Floor Space HVAC Work is less than the maximum contribution to which Tenant would otherwise be entitled pursuant to subparagraph (i) above and, as a result thereof, such contribution has not been fully exhausted following payment in full of such “hard” costs of the New 24th Floor Space HVAC Work, then Tenant may request that the balance of such contribution be applied toward the “hard” costs of the HVAC work previously performed and paid for by Tenant (i.e., to the extent paid for by Tenant out of its own funds, not out of Landlord’s contribution with respect thereto) in the 2400/2406/2405A Space and, provided that Tenant delivers to Landlord the items set forth in subparagraph (ii) above with respect to such “hard” costs so paid for by Tenant in connection with the HVAC work in the 2400/2406/2405A Space, Landlord shall pay to Tenant the remaining portion of the contribution contemplated in subparagraph (i) above (or so much thereof as Tenant evidences to Landlord that Tenant paid for such work).

(iv) Notwithstanding the foregoing provisions of this subparagraph (J), Tenant, if it so elects by written notice to Landlord, may elect to include all (but not less than all) of the reimbursement amount contemplated in subparagraph (i) above (i.e., $93,400.00) in Landlord’s New 24th Floor Space Contribution and, if Tenant so elects, (a) such amount shall be added to Landlord’s New 24th Floor Space Contribution (in which case the provisions of this subparagraph (J) shall be rendered null and void) and the provisions of subparagraph I above shall apply thereto and (b) the permitted “soft” cost component thereof shall be increased by an amount equal to $9,340.00.

(K) Landlord acknowledges it is Tenant’s intention to combine the New 24th Floor Space with the balance of the 24th floor in the Building leased by Tenant pursuant to the First Amendment, subject to Landlord’s review of Tenant’s plans therefor, which approval shall not be unreasonably withheld or delayed and Tenant’s compliance with the other applicable provisions of the Lease, as modified hereby. Landlord agrees that Tenant may remove any nonstructural walls separating the New 24th Floor Space from the remainder of the 24th floor in the Building and close any entrances which Tenant may desire. Notwithstanding anything to the contrary set forth herein or in the Lease, Tenant shall have no obligation to restore any such demising walls or entrances upon the expiration or sooner termination of the term of the Lease, as modified hereby.

6. Right Of First Offer Re: Suite 2202

(A) For purposes of this Paragraph 6, the term “2202 First Offer Space” shall mean all of Suite 2202 in the Building (“Suite 2202”) (as indicated by cross-hatching on Exhibit A-1 annexed hereto).

(B) Provided (i) Tenant is not in monetary or material non-monetary default under the terms and conditions of the Lease, as modified hereby, beyond applicable periods of notice and grace as of both the date of the giving of the 2202 Acceptance Notice and the 2202 First Offer Space Inclusion Date (as such terms are herein defined), and (ii) Tenant (or an assignee pursuant to an assignment which, pursuant to the provisions of the Lease, as modified hereby, did not require

Landlord’s prior written consent thereto) is in physical occupancy of not less than 80% of the entire demised premises, Tenant shall have the right to include the 2202 First Offer Space in the demised premises when and if it shall become available for leasing by Landlord during the term hereof. Any attempt to exercise the first offer right provided herein under any one or more of such circumstances shall be null and void. Landlord represents to Tenant that the leases of the existing tenants of Suite 2202 expire December 31, 2018 and that there are no rights of extension set forth in said tenants’ leases or elsewhere. Landlord shall not renew or extend the term of the leases for the existing tenants of Suite 2202 provided, however, notwithstanding anything to the contrary contained in this Paragraph 6, the rights of Tenant as set forth in this Paragraph 6 are expressly subject and subordinate to the rights of other tenants in the Building to lease Suite 2202. Landlord agrees that it shall not, following the date hereof, grant any other rights to lease Suite 2202 unless the same is subordinate to the rights of Tenant herein. Tenant hereby agrees that any offer to Tenant of the 2202 First Offer Space shall be only for the entire 2202 First Offer Space, Tenant specifically agreeing that Tenant’s lease of the 2202 First Offer Space must be as to all (but not less than all) of the space comprising the 2202 First Offer Space.

(C) (i) Such first offer shall be made by Tenant to Landlord by written notice (hereinafter called “Tenant’s 2202 Acceptance Notice”) pursuant to which Tenant agrees to lease the 2202 First Offer Space on the terms set forth in this Paragraph 6, which Tenant’s 2202 Acceptance Notice shall be received by Landlord no later than December 31, 2017, time being of the essence. Upon Landlord’s receipt of Tenant’s 2202 Acceptance Notice, Landlord shall notify Tenant in writing of the date the 2202 First Offer Space is expected by Landlord to become available for leasing by Tenant (the “2202 First Offer Space Scheduled Commencement Date”), which 2202 First Offer Space Scheduled Commencement Date shall not be more than sixty (60) days following the date Landlord obtains vacant possession of the 2202 First Offer Space. The expiration date of the term with respect to the 2202 First Offer Space will be the New Expiration Date (as the same may be extended pursuant to the provisions of the Lease, as modified hereby). Subject to the terms hereof, if Tenant timely delivers to Landlord Tenant’s 2202 Acceptance Notice, time being of the essence, then the parties hereto shall be immediately bound thereby and shall promptly execute and deliver a written amendment to the Lease, as modified hereby, reasonably satisfactory to both Landlord and Tenant, so that the 2202 First Offer Space shall be added to and included in the demised premises for the period (i) commencing on the date (the “2202 First Offer Space Inclusion Date”) which is the earlier to occur of (y) the date on which Tenant shall take exclusive possession of the 2202 First Offer Space for purposes of construction or the conduct of business and (z) the 2202 First Offer Space Scheduled Commencement Date for the 2202 First Offer Space provided the 2202 First Offer Space is vacant and broom clean and otherwise in the condition required by this Paragraph and (ii) ending on the New Expiration Date of the Lease, as modified hereby (as the same may be extended pursuant to the provisions of the Lease, as modified hereby).

(ii) Notwithstanding the provisions of subparagraph (i) above, if Landlord obtains, or reasonably believes it will obtain, vacant possession of the 2202 First Offer Space prior to December 31, 2018, Landlord will notify Tenant thereof in writing and Tenant, if it so elects shall, within thirty (30) days from receipt of such notice from Landlord, time being of the essence, deliver to Landlord Tenant’s 2202 Acceptance Notice agreeing to lease the 2202 First Offer Space on the terms set forth in this Paragraph 6 (including, but not limited to, the provisions set forth in subparagraph (i) above with respect to the 2202 First Offer Space Scheduled Commencement Date),

and if Tenant so timely elects then the parties hereto shall be immediately bound thereby and shall promptly execute and deliver a written amendment to the Lease, as modified hereby, on the terms contemplated in this Paragraph 6.

(iii) The inclusion of the 2202 First Offer Space shall be upon all of the terms and conditions of the Lease, as modified hereby, except as otherwise stated in this Paragraph, and upon such additional terms and conditions as are set forth in this Paragraph.

(D) As of the 2202 First Offer Space Inclusion Date, the Lease, as modified hereby, and Tenant’s obligations under the Lease, as modified hereby, will be modified to reflect the changes set forth in subparagraph (G) below. The additional security deposit required for the 2202 First Offer Space shall be reasonably agreed to between Landlord and Tenant prior to the 2202 First Offer Space Scheduled Commencement Date.

(E) Tenant shall accept the 2202 First Offer Space in its “as is” condition and state of repair existing as of the date of the 2202 First Offer Space Inclusion Date with respect thereto, subject to latent defects, and Landlord shall not be required to perform any work, supply any materials or incur any expense (including the granting of any allowance to Tenant with respect thereto) to prepare such 2202 First Offer Space for Tenant’s occupancy, nor shall Tenant be entitled to a credit against fixed annual rent or any other rent concession with respect to the 2202 First Offer Space. The foregoing factors shall be taken into account when determining the FMR. Notwithstanding the foregoing, Landlord shall deliver the 2202 First Offer Space to Tenant vacant, broom clean and free of all tenancies and occupants with all building systems servicing the 2202 First Offer Space in working order.

(F) The initial fixed annual rent for the 2202 First Offer Space shall be the FMR of the 2202 First Offer Space as of the 2202 First Offer Space Inclusion Date. The FMR shall be determined in accordance with the procedures set forth in Article 52 of the Original Lease. Such initial fixed annual rent shall be subject to escalations as otherwise provided in the Lease, as modified hereby, including, but not limited to, operating expenses and real estate tax escalations (as modified by subparagraph (G) below), at the same time and in the same manner as applicable to the balance of the demised premises and such factors shall be considered when determining FMR.

(G) Tenant shall pay to Landlord additional rent with respect to the 2202 First Offer Space from and after the 2202 First Offer Space Inclusion Date in accordance with all of the terms and conditions of the Lease, as modified hereby, except that:

(i) the term “The Percentage” provided for in Articles 2D(ii)(b) and 2E(ii)(h) shall mean 1.39%;

(ii) the term “Base Year” provided for in Article 2D(ii)(a) shall mean the calendar year in which the 2202 First Offer Space Inclusion Date occurs;

(iii) in Article 2E(ii), the term: (a) “base year taxes” shall mean the real estate taxes payable with respect to the Building, any improvements related thereto and the land on which the Building or such other improvements are situated for the tax year in which the 2202 First

Offer Space Inclusion Date occurs multiplied by applying the applicable tax rate to the base year tax assessment for such tax year; (b) “base tax year” shall mean the tax year in which the 2202 First Offer Space Inclusion Date occurs; and (c) “base tax year assessment” shall mean the taxable assessed value (giving effect to any abatement, exemption or credit) of the Building, other improvements related thereto and the land on which the Building is situated for the applicable tax year; and

(iv) for all purposes of the Lease, as modified hereby, the parties agree that the rentable square foot area of the 2202 First Offer Space shall be deemed to be 10,653 rentable square feet, irrespective of any disparity between such figure and any actual measurement of such area.

(H) Any work performed by Tenant in the 2202 First Offer Space shall be subject to the terms, conditions and provisions of the Lease, as modified hereby. All alterations permitted to be made to the 2202 First Offer Space shall be at Tenant’s sole cost and expense, and Landlord shall have no responsibility therefor.

(I) Effective as of the 2202 First Offer Space Inclusion Date, through and including the New Expiration Date, electricity to the 2202 First Offer Space shall be provided on a submetering basis in accordance with the terms and conditions of Article 3 of the Original Lease. Landlord shall provide an average connected load of 6 watts per useable square foot (exclusive of electricity provided to support the air conditioning equipment installed to service the 22nd Floor) to the 2202 First Offer Space.

(J) Once Tenant has delivered Tenant’s 2202 Acceptance Notice, Landlord shall use commercially reasonable efforts to deliver possession of the 2202 First Offer Space to Tenant on or prior to the 2202 First Offer Space Scheduled Commencement Date. If Landlord fails to cause the 2202 First Offer Space Inclusion Date to occur on or prior to the 2202 First Offer Space Scheduled Commencement Date and such failure is due to (a) the unauthorized holding over or retention of possession by any tenant or occupant in the 2202 First Offer Space, and/or (b) any other reason outside of Landlord’s control, then (x) Landlord shall not be subject to any liability for failure to give possession on such date, (y) Tenant waives the right to rescind its lease of the then existing premises leased by Tenant under the Lease, as modified hereby or to recover any damages that may result from the failure of Landlord to deliver possession of the 2202 First Offer Space and agrees that the provisions of this subparagraph shall constitute an “express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law, and (z) Landlord shall promptly institute and thereafter diligently prosecute holdover or other appropriate proceedings (or settle the same under a settlement stipulation providing for the occupant to vacate the 2202 First Offer Space on a date which Landlord reasonably believes is a date earlier than the date on which Landlord would obtain possession of the 2202 First Offer Space if Landlord were to continue to diligently prosecute such holdover or other appropriate proceeding) against any occupant of the 2202 First Offer Space. Notwithstanding the foregoing, if other than as a result of a Tenant Delay or events of force majeure (which, for purposes hereof, shall include, but is not limited to, one (1) or more of the existing tenants of the 2202 First Offer Space holding over (without Landlord’s consent thereto) with respect thereto), the 2202 First Offer Space Inclusion Date shall not occur on or before (a) March 31, 2019, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the

2202 First Offer Space only equal to one (1) day of per diem fixed annual rent for the 2202 First Offer Space only for each day after March 31, 2019 (but prior to July 1, 2019) that the 2202 First Offer Space Inclusion Date shall not have occurred and (b) June 30, 2019, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the 2202 First Offer Space only equal to two (2) days of per diem fixed annual rent for the 2202 First Offer Space only for each day after June 30, 2019 that the 2202 First Offer Space Inclusion Date shall not have occurred.

(K) Subject to the provisions of this Paragraph 6 (including, but not limited to, the superior rights of other tenants in the Building to lease the 2202 First Offer Space), Tenant shall be given the first opportunity to lease the 2202 First Offer Space, in accordance with the terms of this Paragraph, provided, however, that if Tenant does not elect to lease the 2202 First Offer Space, in accordance with this Paragraph and within the applicable time period, time being of the essence, then (i) Tenant shall have waived and relinquished its right to lease the 2202 First Offer Space pursuant to this Paragraph, (ii) Landlord shall at any time thereafter be entitled to lease the 2202 First Offer Space to others at such rental and upon such terms and conditions as Landlord in its sole discretion may desire, and (iii) Tenant, upon Landlord’s request, shall promptly deliver to Landlord (and any other person or entity designated by Landlord) a notice acknowledging that Tenant has forever waived and relinquished its right to lease the 2202 First Offer Space.

(L) The first offer right set forth herein may not be severed from the Lease, as modified hereby, or separately sold or transferred.

(M) Tenant acknowledges that Landlord has advised it that the 2202 First Offer Space is presently serviced by one (1) or more air-cooled air-conditioning units which are controlled by the occupant of such space.

7. Right Of First Offer Re: Suite 2204

(A) For purposes of this Paragraph 7, the term “2204 First Offer Space” shall mean all of Suite 2204 in the Building (“Suite 2204”) (as indicated by cross-hatching on Exhibit A-1 annexed hereto).

(B) Provided (i) Tenant is not in monetary or material non-monetary default under the terms and conditions of the Lease, as modified hereby, beyond applicable periods of notice and grace as of both the date of the giving of the 2204 Acceptance Notice and the 2204 First Offer Space Inclusion Date (as such terms are herein defined), and (ii) Tenant (or an assignee pursuant to an assignment which, pursuant to the provisions of the Lease, as modified hereby, did not require Landlord’s prior written consent thereto) is in physical occupancy of not less than 80% of the demised premises, Tenant shall have the right to include the 2204 First Offer Space in the demised premises when and if it shall become available for leasing by Landlord during the term hereof. Any attempt to exercise the first offer right provided herein under any one or more of such circumstances shall be null and void. Landlord represents to Tenant that the lease for the existing tenant of Suite 2204 is scheduled to expire on December 31, 2018 and that such tenant does not have any right to renew or extend the term of its lease. Landlord shall not renew the lease for the existing tenant of Suite 2204 provided, however, notwithstanding anything to the contrary contained in this Paragraph 7, the rights of Tenant as set forth in this Paragraph 7 are expressly subject and subordinate to the rights of other tenants in the Building to lease Suite 2204. Landlord agrees that it shall not, following the date hereof, grant any other rights to lease Suite 2204 unless the same is subordinate to the rights of Tenant herein. Tenant hereby agrees that any offer to Tenant of the 2204 First Offer Space shall be only for the entire 2204 First Offer Space, Tenant specifically agreeing that Tenant’s lease of the 2204 First Offer Space must be as to all (but not less than all) of the space comprising the 2204 First Offer Space.

(C) (i) Such first offer shall be made by Tenant to Landlord by written notice (hereinafter called “Tenant’s 2204 Acceptance Notice”) pursuant to which Tenant agrees to lease the 2204 First Offer Space on the terms set forth in this Paragraph 7, which Tenant’s 2204 Acceptance Notice shall be received by Landlord no later than December 31, 2017, time being of the essence. Upon Landlord’s receipt of Tenant’s 2204 Acceptance Notice, Landlord shall notify Tenant in writing of the date the 2204 First Offer Space is expected by Landlord to become available for leasing by Tenant (the “2204 First Offer Space Scheduled Commencement Date”), which 2204 First Offer Space Scheduled Commencement Date shall not be more than sixty (60) days following the date Landlord obtains vacant possession of the 2204 First Offer Space. The expiration date of the term with respect to the 2204 First Offer Space will be the New Expiration Date (as the same may be extended pursuant to the provisions of the Lease, as modified hereby). Subject to the terms hereof, if Tenant timely delivers to Landlord Tenant’s 2204 Acceptance Notice, time being of the essence, then the parties hereto shall be immediately bound thereby and shall promptly execute and deliver a written amendment to the Lease, as modified hereby, reasonably satisfactory to both Landlord and Tenant, so that the 2204 First Offer Space shall be added to and included in the demised premises for the period (i) commencing on the date (the “2204 First Offer Space Inclusion Date”) which is the earlier to occur of (y) the date on which Tenant shall take exclusive possession of the 2204 First Offer Space for purposes of construction or the conduct of business and (z) the 2204 First Offer Space Scheduled Commencement Date for the 2204 First Offer Space provided the 2204 First Offer Space is vacant and broom clean and otherwise in the condition required by this Paragraph and (ii) ending on the New Expiration Date of the Lease, as modified hereby (as the same may be extended pursuant to the provisions of the Lease, as modified hereby).

(ii) Notwithstanding the provisions of subparagraph (i) above, if Landlord obtains, or reasonably believes it will obtain, vacant possession of the 2204 First Offer Space prior to December 31, 2018, Landlord will notify Tenant thereof in writing and Tenant, if it so elects shall, within thirty (30) days from receipt of such notice from Landlord, time being of the essence, deliver to Landlord Tenant’s 2204 Acceptance Notice agreeing to lease the 2204 First Offer Space on the terms set forth in this Paragraph 7 (including, but not limited to, the provisions set forth in subparagraph (i) above with respect to the 2204 First Offer Space Scheduled Commencement Date), and if Tenant so timely elects then the parties hereto shall be immediately bound thereby and shall promptly execute and deliver a written amendment to the Lease, as modified hereby, on the terms contemplated in this Paragraph 7.

(iii) The inclusion of the 2204 First Offer Space shall be upon all of the terms and conditions of the Lease, as modified hereby, except as otherwise stated in this Paragraph, and upon such additional terms and conditions as are set forth in this Paragraph.

(D) As of the 2204 First Offer Space Inclusion Date, the Lease, as modified hereby, and Tenant’s obligations under the Lease, as modified hereby, will be modified to reflect the changes set forth in subparagraph (G) below. The additional security deposit required for the 2204 First Offer Space shall be reasonably agreed to between Landlord and Tenant prior to the 2204 First Offer Space Scheduled Commencement Date.

(E) Tenant shall accept the 2204 First Offer Space in its “as is” condition and state of repair existing as of the date of the 2204 First Offer Space Inclusion Date with respect thereto, except for latent defects, and Landlord shall not be required to perform any work, supply any materials or incur any expense (including the granting of any allowance to Tenant with respect thereto) to prepare such 2204 First Offer Space for Tenant’s occupancy, nor shall Tenant be entitled to a credit against fixed annual rent or any other rent concession with respect to the 2204 First Offer Space. The foregoing factors shall be taken into account when determining the FMR. Notwithstanding the foregoing, Landlord shall deliver the 2204 First Offer Space to Tenant vacant, broom clean and free of all tenancies and occupants with all building systems servicing the 2204 First Offer Space in working order.

(F) The initial fixed annual rent for the 2204 First Offer Space shall be the FMR of the 2204 First Offer Space as of the 2204 First Offer Space Inclusion Date. The FMR shall be determined in accordance with the procedures set forth in Article 52 of the Original Lease. Such initial fixed annual rent shall be subject to escalations as otherwise provided in the Lease, as modified hereby, including, but not limited to, operating expenses and real estate tax escalations (as modified by subparagraph (G) below), at the same time and in the same manner as applicable to the balance of the demised premises and such factors shall be considered when determining FMR.

(G) Tenant shall pay to Landlord additional rent with respect to the 2204 First Offer Space from and after the 2204 First Offer Space Inclusion Date in accordance with all of the terms and conditions of the Lease, as modified hereby, except that:

(i) the term “The Percentage” provided for in Articles 2D(ii)(b) and 2E(ii)(h) shall mean .42%;

(ii) the term “Base Year” provided for in Article 2D(ii)(a) shall mean the calendar year in which the 2204 First Offer Space Inclusion Date occurs;

(iii) in Article 2E(ii), the term: (a) “base year taxes” shall mean the real estate taxes payable with respect to the Building, any improvements related thereto and the land on which the Building or such other improvements are situated for the tax year in which the 2204 First Offer Space Inclusion Date occurs multiplied by applying the applicable tax rate to the base year tax assessment for such tax year; (b) “base tax year” shall mean the tax year in which the 2204 First Offer Space Inclusion Date occurs; and (c) “base tax year assessment” shall mean the taxable assessed value (giving effect to any abatement, exemption or credit) of the Building, other improvements related thereto and the land on which the Building is situated for the applicable tax year; and

(iv) for all purposes of the Lease, as modified hereby, the parties agree that the rentable square foot area of the 2204 First Offer Space shall be deemed to be 3,213 rentable square feet, irrespective of any disparity between such figure and any actual measurement of such area.

(H) Any work performed by Tenant in the 2204 First Offer Space shall be subject to the terms, conditions and provisions of the Lease, as modified hereby. All alterations permitted to be made to the 2204 First Offer Space shall be at Tenant’s sole cost and expense, and Landlord shall have no responsibility therefor.

(I) Effective as of the 2204 First Offer Space Inclusion Date, through and including the New Expiration Date, electricity to the 2204 First Offer Space shall be provided on a submetering basis in accordance with the terms and conditions of Article 3 of the Original Lease. Landlord shall provide an average connected load of 6 watts per useable square foot (exclusive of electricity provided to support the air conditioning equipment installed to service the 22nd Floor) to the 2204 First Offer Space.

(J) Once Tenant has delivered the 2204 Acceptance Notice, Landlord shall use commercially reasonable efforts to deliver possession of the 2204 First Offer Space to Tenant on or prior to the 2204 First Offer Space Scheduled Commencement Date. If Landlord fails to cause the 2204 First Offer Space Inclusion Date to occur on or prior to the 2204 First Offer Space Scheduled Commencement Date and such failure is due to (a) the unauthorized holding over or retention of possession by any tenant or occupant in the 2204 First Offer Space, and/or (b) any other reason outside of Landlord’s control, then (x) Landlord shall not be subject to any liability for failure to give possession on such date, (y) Tenant waives the right to rescind its lease of the then existing premises leased by Tenant under the Lease, as modified hereby or to recover any damages that may result from the failure of Landlord to deliver possession of the 2204 First Offer Space and agrees that the provisions of this subparagraph shall constitute an “express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law, and (z) Landlord shall promptly institute and thereafter diligently prosecute holdover or other appropriate proceedings (or settle the same under a settlement stipulation providing for the occupant to vacate the 2204 First Offer Space on a date which Landlord reasonably believes is a date earlier than the date on which Landlord would obtain possession of the 2204 First Offer Space if Landlord were to continue to diligently prosecute such holdover or other appropriate proceeding) against any occupant of the 2204 First Offer Space. Notwithstanding the foregoing, if other than as a result of a Tenant Delay or events of force majeure (which, for purposes hereof, shall include, but is not limited to, one (1) or more of the existing tenants of the 2204 First Offer Space holding over (without Landlord’s consent thereto) with respect thereto), the 2204 First Offer Space Inclusion Date shall not occur on or before (a) March 31, 2019, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the 2204 First Offer Space only equal to one (1) day of per diem fixed annual rent for the 2204 First Offer Space only for each day after March 31, 2019 (but prior to July 1, 2019) that the 2204 First Offer Space Inclusion Date shall not have occurred and (b) June 30, 2019, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the 2204 First Offer Space only equal to two (2) days of per diem fixed annual rent for the 2204 First Offer Space only for each day after June 30, 2019 that the 2204 First Offer Space Inclusion Date shall not have occurred.

(K) Subject to the provisions of this Paragraph 7 (including, but not limited to, the superior rights of other tenants in the Building to lease the 2204 First Offer Space), Tenant shall be given the first opportunity to lease the 2204 First Offer Space, in accordance with the terms of this Paragraph, provided, however, that if Tenant does not elect to lease the 2204 First Offer Space, in accordance with this Paragraph and within the applicable time period, time being of the essence, then (i) Tenant shall have waived and relinquished its right to lease the 2204 First Offer Space pursuant to this Paragraph, (ii) Landlord shall at any time thereafter be entitled to lease the 2204 First Offer Space to others at such rental and upon such terms and conditions as Landlord in its sole discretion may desire, and (iii) Tenant, upon Landlord’s request, shall promptly deliver to Landlord (and any other person or entity designated by Landlord) a notice acknowledging that Tenant has forever waived and relinquished its right to lease the 2204 First Offer Space.

(L) The first offer right set forth herein may not be severed from the Lease, as modified hereby, or separately sold or transferred.

(M) Tenant acknowledges that Landlord has advised it that the 2204 First Offer Space is presently serviced by one (1) or more air-cooled air-conditioning units which are controlled by the occupant of such space.

8. Right of First Offer re: The Entire 26th Floor in the Building

Notwithstanding anything to the contrary set forth in this Paragraph 8 or the Lease, as modified hereby, Tenant may elect to lease (a) the 26 First Offer Space pursuant to this Paragraph 8 or (b) the 26/27 First Offer Space pursuant to Paragraph 15 of the First Modification, whichever Tenant elects (if any). Upon Tenant’s election to lease either the 26 First Offer Space pursuant to this Paragraph 8 or the 26/27 First Offer Space pursuant to Paragraph 15 of the First Modification, the Paragraph which Tenant has not elected to lease the operative such space pursuant to shall be immediately rendered null and void.

(A) For purposes of this Paragraph 8, the term “26 First Offer Space” shall mean all of floor 26 in the Building (as indicated by cross-hatching on Exhibit B annexed hereto).

(B) Provided (i) Tenant is not in monetary or material non-monetary default under the terms and conditions of the Lease, as modified hereby, beyond applicable periods of notice and grace as of both the date of the giving of the 26 Acceptance Notice and the 26 First Offer Space Inclusion Date (as such terms are herein defined), and (ii) Tenant (or an assignee pursuant to an assignment which, pursuant to the provisions of the Lease, as modified hereby, did not require Landlord’s prior written consent thereto) is in physical occupancy of not less than 80% of the demised premises, Tenant shall have the right to include the 26 First Offer Space in the demised premises when and if the entire 26 First Offer Space shall become available for leasing by Landlord during the term hereof. Any attempt to exercise the first offer right provided herein under any one or more of such circumstances shall be null and void. Landlord represents to Tenant that the lease for the existing tenant of the 26th First Offer Space expires on March 31, 2018. Landlord further represents to Tenant that the existing tenant does not have any right to renew or extend the term of its lease. Landlord shall not renew or extend the term of the lease for the existing tenant of the 26 First Offer Space or any portion thereof or enter into, or offer for lease, all or any portion of the 26

First Offer Space to any third party without first offering such 26 First Offer Space to Tenant pursuant to this Paragraph 8. Landlord represents that no other tenants of the Building have a right to lease or occupy the 26 First Offer Space. Landlord agrees that it shall not grant any other rights to lease the 26 First Offer Space unless the same is subordinate to the rights of Tenant herein. Tenant hereby agrees that any offer to Tenant of the 26 First Offer Space shall be only for the entire 26 First Offer Space, Tenant specifically agreeing that Tenant’s lease of the 26 First Offer Space must be as to all (but not less than all) of the space comprising the 26 First Offer Space.

(C) Such first offer shall be made by Landlord to Tenant by written notice (hereinafter called “Landlord’s 26 Notice”), which Landlord’s 26 Notice shall specify the date the 26 First Offer Space is expected by Landlord to become available for leasing by Tenant (the “26 First Offer Space Scheduled Commencement Date”), which 26 First Offer Space Scheduled Commencement Date shall not be less than twelve (12) months following the date of Landlord’s 26 Notice. The expiration date of the term with respect to the 26 First Offer Space will be the New Expiration Date (as the same may be extended pursuant to the provisions of the Lease, as modified hereby). Not later than ten (10) business days following Tenant’s receipt of Landlord’s 26 Notice for the 26 First Offer Space, time being of the essence, Tenant shall, if it so elects, give Landlord a written notice (the “26 Acceptance Notice”) agreeing to lease the 26 First Offer Space. Subject to the terms hereof, if Tenant timely commits to accept Landlord’s offer with respect to the 26 First Offer Space, time being of the essence, then the parties hereto shall be immediately bound thereby and shall promptly execute and deliver a written amendment to the Lease, as modified hereby, reasonably satisfactory to both Landlord and Tenant, so that the 26 First Offer Space shall be added to and included in the demised premises for the period (i) commencing on the date (the “26 First Offer Space Inclusion Date”) which is the earlier to occur of (y) the date on which Tenant shall take exclusive possession of the 26 First Offer Space for purposes of construction or the conduct of business and (z) the 26 First Offer Space Scheduled Commencement Date for the 26 First Offer Space provided the 26 First Offer Space is vacant and broom clean and otherwise in the condition required by this Paragraph and (ii) ending on the New Expiration Date of the Lease, as modified hereby (as the same may be extended pursuant to the provisions of the Lease, as modified hereby).

The inclusion of the 26 First Offer Space shall be upon all of the terms and conditions of the Lease, as modified hereby, except as otherwise stated in this Paragraph, and upon such additional terms and conditions as are set forth in this Paragraph.

(D) As of the 26 First Offer Space Inclusion Date, the Lease, as modified hereby, and Tenant’s obligations under the Lease, as modified hereby, will be modified to reflect the changes set forth in subparagraph (G) below. The additional security deposit required for the 26 First Offer Space shall be reasonably agreed to between Landlord and Tenant prior to the 26 First Offer Space Scheduled Commencement Date.

(E) Tenant shall accept the 26 First Offer Space in its “as is” condition and state of repair existing as of the date of the 26 First Offer Space Inclusion Date with respect thereto, except for latent defects, and Landlord shall not be required to perform any work, supply any materials or incur any expense (including the granting of any allowance to Tenant with respect thereto) to prepare such 26 First Offer Space for Tenant’s occupancy, nor shall Tenant be entitled to a credit against fixed annual rent or any other rent concession with respect to the 26 First Offer

Space. The foregoing factors shall be taken into account when determining the FMR. Notwithstanding the foregoing, Landlord shall deliver the 26 First Offer Space to Tenant vacant, broom clean and free of all tenancies and occupants with all building systems servicing the 26 First Offer Space in working order.

(F) The initial fixed annual rent for the 26 First Offer Space shall be the FMR of the 26 First Offer Space as of the 26 First Offer Space Inclusion Date. The FMR shall be determined in accordance with the procedures set forth in Article 52 of the Original Lease. Such initial fixed annual rent shall be subject to escalations as otherwise provided in the Lease, as modified hereby, including, but not limited to, operating expenses and real estate tax escalations (as modified by subparagraph (G) below), at the same time and in the same manner as applicable to the balance of the demised premises and such factors shall be considered when determining FMR.

(G) Tenant shall pay to Landlord additional rent with respect to the 26 First Offer Space from and after the 26 First Offer Space Inclusion Date with respect thereto in accordance with all of the terms and conditions of the Lease, as modified hereby, except that:

(i) the term “The Percentage” provided for in Articles 2D(ii)(b) and 2E(ii)(h) shall mean 2.67%;

(ii) the term “Base Year” provided for in Article 2D(ii)(a) shall mean the calendar year in which the 26 First Offer Space Inclusion Date occurs;

(iii) in Article 2E(ii), the term: (a) “base year taxes” shall mean the real estate taxes payable with respect to the Building, any improvements related thereto and the land on which the Building or such other improvements are situated for the tax year in which the 26 First Offer Space Inclusion Date occurs multiplied by applying the applicable tax rate to the base year tax assessment for such tax year; (b) “base tax year” shall mean the tax year in which the 26 First Offer Space Inclusion Date occurs; and (c) “base tax year assessment” shall mean the taxable assessed value (giving effect to any abatement, exemption or credit) of the Building, other improvements related thereto and the land on which the Building is situated for the applicable tax year; and

(iv) For all purposes of the Lease, as modified hereby, the parties agree that the rentable square foot area of the 26 First Offer Space shall be deemed to be 20,430 rentable square feet, irrespective of any disparity between such figure and any actual measurement of such area.

(H) Any work performed by Tenant in the 26 First Offer Space shall be subject to the terms, conditions and provisions of the Lease, as modified hereby. All alterations permitted to be made to the 26 First Offer Space shall be at Tenant’s sole cost and expense, and Landlord shall have no responsibility therefor.

(I) Effective as of the 26 First Offer Space Inclusion Date, through and including the New Expiration Date, electricity to the 26 First Offer Space shall be provided on a submetering basis in accordance with the terms and conditions of Article 3 of the Original Lease. Landlord shall provide an average connected load of 6 watts per useable square foot (exclusive of electricity provided to support the air conditioning equipment installed to service the 23rd Floor) to the 26 First Offer Space.

(J) Landlord shall make available to Tenant from and after the 26 First Offer Space Inclusion Date through and including the New Expiration Date, at no cost to Tenant, condenser water to the 26 First Offer Space to operate the air conditioning equipment serving the 26 First Offer Space, all such condenser water to be generated by a winterized cooling tower and related equipment previously installed by Landlord upon the Building’s common areas. The capacity of condenser water to be provided by Landlord to the 26 First Offer Space will be in the same proportion as the condenser water provided by Landlord to Suites 2400, 2406 and 2405A to support the forty (40) tons of air conditioning therein. Such condenser water will be (A) delivered to the 26 First Offer Space (or, if applicable, to the air conditioning equipment serving such space) at the rate of 3 gallons per minute (gpm) per connected ton of A/C Equipment, at a maximum of 85 degree entering water temperature and 95 degree leaving water temperature for each A/C Unit serving the 26 First Offer Space and a minimum of not less than 59 degrees and (B) made available to Tenant on the following days and at the following times: Mondays through Fridays from 8:00 a.m. – 6:00 p.m. and on Saturdays from 8:00 a.m. – 1:00 p.m. (excluding holidays in all instances). All other terms and conditions of Section 3(B) of the First Modification relating to the use of condenser water are incorporated herein as the same shall relate to the 26 First Offer Space. Notwithstanding the foregoing, if Tenant installs air-cooled (not water-cooled) air-conditioning units in the 26 First Offer Space then Landlord shall have no further obligation to make available the condenser water contemplated above with respect to such 26 First Offer Space provided, however, if at a later time during the term of the Lease, as modified hereby, Tenant installs one (1) or more water-cooled air conditioning units in the 26 First Offer Space, then at Tenant’s request Landlord will provide adequate condenser water for such units provided further, however, Landlord has adequate condenser water capacity available for such purposes.

(K) Once Tenant has delivered the 26 Acceptance Notice, Landlord shall use commercially reasonable efforts to deliver possession of the 26 First Offer Space to Tenant on or prior to the 26 First Offer Space Scheduled Commencement Date. If Landlord fails to cause the 26 First Offer Space Inclusion Date to occur on or prior to the 26 First Offer Space Scheduled Commencement Date and such failure is due to (a) the holding over or retention of possession by any tenant or occupant in the 26 First Offer Space, and/or (b) any other reason outside of Landlord’s control, then (x) Landlord shall not be subject to any liability for failure to give possession on such date, (y) Tenant waives the right to rescind its lease of the then existing premises leased by Tenant under the Lease, as modified hereby or to recover any damages that may result from the failure of Landlord to deliver possession of the 26 First Offer Space and agrees that the provisions of this subparagraph shall constitute an “express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law, and (z) Landlord shall promptly institute and thereafter diligently prosecute holdover or other appropriate proceedings (or settle the same under a settlement stipulation providing for the occupant to vacate the 26 First Offer Space on a date which Landlord reasonably believes is a date earlier than the date on which Landlord would obtain possession of the 26 First Offer Space if Landlord were to continue to diligently prosecute such holdover or other appropriate proceeding) against any occupant of the 26 First Offer Space. Notwithstanding the foregoing, if other than as a result of a Tenant Delay or events of force majeure (which, for purposes hereof shall include, but is not limited to, one (1) or more of the existing tenants of the 26 First Offer Space holding over (without Landlord’s consent thereto) with respect thereto), the 26 First Offer Space Inclusion Date shall not occur on or before (a) June 30, 2018, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the 26 First Offer Space only equal to one (1) day of per diem fixed annual rent for the 26 First Offer Space only for each day after June 30, 2018 (but prior to October 1, 2018) that the 26 First Offer Space Inclusion Date shall not have occurred and (b) September 30, 2018, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the 26 First Offer Space only equal to two (2) days of per diem fixed annual rent for the 26 First Offer Space only for each day after September 30, 2018 that the 26 First Offer Space Inclusion Date shall not have occurred.

(L) Tenant shall be given the first opportunity to lease the 26 First Offer Space, in accordance with the terms of this Paragraph, provided, however, that if Tenant does not elect to accept the 26 First Offer Space, in accordance with this Paragraph and within the applicable time period, time being of the essence, then (i) Tenant shall have waived and relinquished its right to lease the 26 First Offer Space pursuant to this Paragraph, (ii) Landlord shall at any time thereafter be entitled to lease the 26 First Offer Space to others at such rental and upon such terms and conditions as Landlord in its sole discretion may desire, and (iii) Tenant, upon Landlord’s request, shall promptly deliver to Landlord (and any other person or entity designated by Landlord) a notice acknowledging that Tenant has forever waived and relinquished its right to lease the 26 First Offer Space.

(M) The first offer right set forth herein may not be severed from the Lease, as modified hereby, or separately sold or transferred.

9. Original Space

From and after September 1, 2023 through and including the New Expiration Date, with respect to the Original Space (i.e., the 2400/2406/2405A Space and the 25th Floor) only:

(A) Fixed annual rent (which shall be paid in consecutive equal monthly installments on the first day of each calendar month during such period) shall be calculated based upon the same fixed annual rent (inclusive of all escalations) per rentable square foot then being paid for the New Additional Spaces;

(B) Tenant shall continue to pay operating expenses escalations in accordance with Article 2.D of the Lease; provided, however, (i) the term “Base Year” as set forth in Article 2.D(ii)(a) shall mean the calendar year 2016; (ii) the term “The Percentage” as set forth in Article 2.D(ii)(b) shall mean 5.03 percent (5.03%); and (iii) the term “comparative year” as set forth in Article 2.D(ii)(c) shall mean each calendar year commencing on or after January 1, 2017, in which occurs any part of the term of the Lease, as modified hereby;

(C) Tenant shall continue to pay tax escalations in accordance with Article 2.E of the Lease; provided, however, (i) the term “base year taxes” as set forth in Article 2.E(ii)(b) shall mean the average of (1) the real estate taxes payable with respect to the Building Project for the 2015/2016 tax year, determined by applying the applicable tax rate to the base tax year assessment for such tax year and (2) the real estate taxes payable with respect to the Building Project for the

2016/2017 tax year, determined by applying the applicable tax rate to the base tax year assessment for such tax year; (ii) the term “base tax year” as set forth in Article 2.E(ii)(c) shall mean the 2016 calendar year; (iii) the term “comparative year” as set forth in Article 2.E(ii)(e) shall mean the 2017 calendar year and each subsequent period of twelve (12) months all or a portion of which occurs during the term of the Lease, as modified hereby; and (iv) the term “The Percentage” as set forth in Article 2.E(ii)(h) shall mean 5.03 (5.03%) percent; and

(D) For so long as Tenant is not in default, beyond any applicable grace or cure period, of any term of the Lease or this Agreement, Tenant shall receive a rent credit against fixed annual rent for the Original Space only in an amount equal to three (3) months’ fixed annual rent, three (3) months’ operating expense escalations and three (3) months’ tax escalations for the Original Space, which credit shall be applied against the monthly installments of fixed annual rent payable under the Lease, as amended, for the Original Space only for the months of September, 2023, October, 2023 and November, 2023. If the term of the Lease, as modified hereby, is terminated prior to its stated expiration date for any reason as a result of Tenant’s default, then, in addition to all other damages, rights and remedies provided in the Lease or this Agreement and provided by law for Landlord, Landlord shall be entitled to the return of the total amount of such rent credit theretofore enjoyed by Tenant, which sum shall be deemed additional rent due and owing prior to the termination of the term of the Lease, as modified hereby. The obligation of Tenant to pay such additional rent to Landlord shall survive the termination of the term of the Lease, as modified hereby. Anything in this paragraph to the contrary notwithstanding, Tenant shall continue to be responsible for paying all additional rent and electric charges hereunder for the Original Space and the New Additional Spaces without any credit, set off, deduction or reduction by reason of this paragraph.

Notwithstanding anything to the contrary contained herein, the fixed annual rent and any additional rent for the Original Space as set forth in the Lease or in this Agreement is in addition to all fixed annual rent and additional rent payable by Tenant with respect to the New Additional Spaces.

10. Security Deposit

Article 31 of the Lease, as previously modified, is hereby further modified so that Tenant shall be required to deposit with Landlord, and to maintain throughout the term of the Lease, as modified hereby, a total security deposit in the amount of $3,823,900.50 (subject to possible reductions thereof as contemplated below)(such security to be provided in the amounts and at the times set forth below), as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of the Lease, as modified hereby.

Upon Tenant’s execution and delivery of this Agreement, Tenant shall deliver to Landlord a check in the amount of $2,455,668.83 (the “First Additional Security Deposit”) to partially fund the security deposit required hereunder. Within ten (10) days following Tenant’s receipt of Landlord’s written notice (“Landlord’s Second Additional Security Deposit Notice”) to Tenant that Landlord anticipates that the New 24th Floor Space Commencement Date will occur within one hundred twenty (120) days from the date of such notice, Tenant shall deliver to Landlord a check in the amount of $261,520.00 (the “Second Additional Security Deposit”) to partially fund the security deposit required hereunder.

Effective as of the date hereof, the $1,106,711.67 balance being held by Landlord as the security deposit under the Lease (such amount, the “Existing Security Deposit”) shall be commingled with the security deposit given by Tenant upon its execution and delivery of this Agreement so that the total security deposit hereunder then equals $3,562,380.50. In the event the unapplied balance of the security being held by Landlord on the date hereof is less than $1,106,711.67, Tenant shall immediately deposit with Landlord an amount equal to the shortfall, failing which Tenant will be in default under the Lease, as modified hereby. The Existing Security Deposit, once commingled (and, if necessary, replenished) with the First Additional Security Deposit shall, upon the date hereof, be security for the faithful performance and observance by Tenant of the terms, provisions and conditions of the Lease, as modified hereby.

Effective as of the date of Landlord’s receipt of the Second Additional Security Deposit, the then $3,562,380.50 balance being held by Landlord as the security deposit under the Lease (such amount, the “Subsequent Existing Security Deposit”) shall be commingled with the Second Additional Security Deposit Notice, as contemplated above, so that the total security deposit hereunder at that time will then equal $3,823,900.50. In the event the unapplied balance of the Subsequent Existing Security Deposit being held by Landlord on the date of its receipt of the Second Additional Security Deposit is less than $3,562,380.50, Tenant shall immediately deposit with Landlord an amount equal to the shortfall, failing which Tenant will be in default under the Lease, as modified hereby. The Subsequent Existing Security Deposit, once commingled (and, if necessary, replenished) with the Second Additional Security Deposit shall, upon the date thereof, be security for the faithful performance and observance by Tenant of the terms, provisions and conditions of the Lease, as modified hereby.

If Tenant meets the requirements therefor as set forth in the lease, as modified hereby, Tenant shall be entitled to have the Existing Security Deposit reduced at the time and in the manner as set forth in the Lease, as modified hereby.

Provided that (a) Tenant shall not, as of each applicable Reduction Date, (i) have previously been in default beyond any applicable notice and cure period under the Lease, as modified hereby or (ii) then be in default beyond any applicable notice and cure period of any of its obligations hereunder and (b) Tenant shall provide Landlord with a copy of its then most recently publicly filed financial statements demonstrating that the aggregate gross revenue of Tenant for the completed four quarters of Tenant’s fiscal year preceding the applicable Reduction Date exceeds $160,000,000 during such four quarter period (provided, however, in the event that Tenant is not a publicly traded company at such time, then Tenant shall provide financial statements reasonably acceptable to Landlord demonstrating the same), Landlord shall, upon Tenant’s written request to be given not sooner than the date (each such date, a “Reduction Date”) which is the five (5) year ten (10) month anniversary of (1) the New 22nd Floor Space Commencement Date, reduce the amount of the security deposit then being held by Landlord by an amount equal to $106,700.00, (2) the 23rd Floor Commencement Date, reduce the amount of the security deposit then being held by Landlord by an amount equal to $260,540.00, (3) the New 24th Floor Commencement Date, reduce the amount of the security deposit then being held by Landlord by an amount equal to $74,720.00 and (4) the 12th Floor Commencement Date, reduce the amount of the security deposit then being held by Landlord by an amount equal to $334,379.67.

Notwithstanding anything to the contrary set forth above in this Paragraph 10, Tenant shall be required to also provide the additional security deposit with respect to Suite 2405A as contemplated in Paragraph 8(A) of the Second Modification.

For the avoidance of doubt, Tenant agrees that Landlord may apply the security deposit (or any portion thereof) then being held by Landlord against a default by Tenant under the Lease, as modified hereby, with respect to any one or more or all of the spaces leased by Tenant or with respect to any other breach by Tenant under the Lease, as modified hereby.

11. 12th Floor

(A) Term for the 12th Floor

(i) Tenant hereby leases the 12th Floor for the term commencing on the 12th Floor Commencement Date (as such term is defined below) and expiring on the New Expiration Date, unless sooner terminated pursuant to any provision hereof or by law.

The “12th Floor Commencement Date” shall be the date upon which both (i) Landlord’s 12th Floor Work (as defined below) shall be substantially completed and (ii) Landlord shall deliver possession of the 12th Floor to Tenant. Landlord shall provide Tenant with no less than thirty (30) days prior written notice of the anticipated 12th Floor Commencement Date. Tenant shall, within fifteen (15) days of request therefor by Landlord, execute, acknowledge and deliver to Landlord an instrument in form reasonably satisfactory to Landlord confirming the 12th Floor Commencement Date provided, however, Tenant’s failure to execute, acknowledge and deliver such instrument shall not affect the determination of the 12th Floor Commencement Date. The taking of occupancy or possession of the whole or any portion of the 12th Floor by Tenant shall be conclusive evidence that (a) Tenant accepts the same in “as is” condition as of the date of such possession or occupancy except for latent defects, and (b) the 12th Floor was in good and satisfactory condition as of such date, except for latent defects.

Landlord represents that there are no leases presently in effect for, nor are there presently any occupants on, the 12th Floor. If other than as a result of a Tenant Delay (defined below) or events of force majeure, the 12th Floor Commencement Date shall not occur on or before (a) May 31, 2015, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the 12th Floor only equal to one (1) day of per diem fixed annual rent for the 12th Floor only for each day after May 31, 2015 (but prior to September 1, 2015) that the 12th Floor Commencement Date shall not have occurred and (b) August 31, 2015, then Landlord shall provide to Tenant an additional credit against fixed annual rent for the 12th Floor only equal to two (2) days of per diem fixed annual rent for the 12th Floor only for each day after August 31, 2015 that the 12th Floor Commencement Date shall not have occurred.

If Landlord fails to cause the 12th Floor Commencement Date to occur on or prior to October 31, 2015 and such failure is due to any reason outside of Landlord’s control, then

(x) Landlord shall not be subject to any liability for failure to give possession on such date and (y) Tenant waives the right to rescind its lease of the then existing premises leased by Tenant under the Lease, as modified hereby or to recover any damages that may result from the failure of Landlord to deliver possession of the 12th Floor and agrees that the provisions of this subparagraph shall constitute an “express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.

Tenant covenants and agrees that if permission is given to Tenant to enter into possession of all or any portion of the 12th Floor prior to the 12th Floor Commencement Date, then Tenant shall pay all charges for water, sewage disposal, overtime heating, overtime cooling, electricity, lighting and any other utilities attributable to the 12th Floor which are payable by Tenant hereunder from the date upon which the 12th Floor is delivered to Tenant. Any such charges which may be paid by Landlord shall be reimbursed to Landlord by Tenant within fifteen (15) days of rendition of a bill therefor. In addition, from such date of delivery through and including the 12th Floor Commencement Date, Tenant shall perform all of its obligations hereunder (other than the obligation to pay fixed annual rent) including, without limitation, its indemnity and insurance obligations.

From and after the 12th Floor Commencement Date through and including the New Expiration Date, Tenant shall occupy the 12th Floor. From and after the 12th Floor Commencement Date, the terms “demised premises” or “premises” as used in the Lease, as modified hereby, shall include the 12th Floor. Tenant’s use and occupancy of such demised premises from and after the 12th Floor Commencement Date hereof shall be on all of the terms and conditions of the Lease, as modified hereby (including the fixed annual rent and additional rent, as same is modified herein and as same has been and in the future may be adjusted in accordance with the provisions of the Lease, as modified hereby).

(B) Condition of the 12th Floor

(i) Tenant acknowledges that it has made or been given the opportunity to make a thorough examination and inspection of the 12th Floor. Tenant agrees that it is entering into this Agreement without any representations or warranties by Landlord, its employees, agents, representatives or servants or any other person as to the condition of the 12th Floor or the appurtenances thereof or any improvements therein or thereon, or any other matters pertinent thereto except as expressly provided in this Agreement. Tenant agrees to accept the 12th Floor in “as is” condition at the time possession is given to Tenant, subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the 12th Floor Commencement Date, without requiring any alterations, improvements, repairs or decorations to be made by Landlord or at Landlord’s expense; provided, however, Landlord shall perform, at Landlord’s sole cost and expense, the following work in and to the 12th Floor (such work, “Landlord’s 12th Floor Work”): (a) demolish and demise the 12th Floor and deliver the 12th Floor to Tenant in broom clean condition, (b) flash patch the floors in the 12th Floor where reasonably determined by Landlord to be necessary, (c) provide Building standard connection points at the Building’s Data Gathering Panel to enable Tenant to tie-in to the Building’s Class-E system Tenant’s speakers, strobe lights and smoke detectors, (d) provide a sprinkler rig connection point to enable Tenant to tap-in to the Building’s sprinkler infrastructure, (e) install fire-proofing and fire-stopping wherever required by applicable code, (f) deliver the existing radiators in working order; and (g) install self-contained control valves for each radiator in the 12th Floor space to provide individual comfort control. In addition to Landlord’s 12th Floor Work, but not as a component thereof (i.e., the 12th Floor Commencement Date shall not be conditioned upon the occurrence thereof), Landlord shall (1) deliver to Tenant an ACP-5 certificate promptly following Landlord’s receipt of Tenant’s initial alteration plans for the 12th Floor and (2) supply and install new Building standard radiator covers on the 12th Floor (Landlord anticipates such radiator covers will be installed on or about May 1, 2015). Landlord shall also provide all building systems, including without limitation, heating and sprinkler systems, servicing the 12th Floor in working order on the 12th Floor Commencement Date, as and to the extent provided to the Original Space in the Original Lease. The restrooms on the 12th Floor have already been renovated and shall be delivered in working order and condition.

(ii) The taking of occupancy or possession of the whole or any portion of the 12th Floor by Tenant shall be conclusive evidence that (a) Tenant accepts the same in “as is” condition as of the date of such possession or occupancy subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the 12th Floor Commencement Date and (b) the 12th Floor was in good and satisfactory condition as of such date, subject to latent defects communicated by Tenant to Landlord within ninety (90) days from the 12th Floor Commencement Date.

(iii) Landlord shall be required to perform only Landlord’s 12th Floor Work in the 12th Floor; provided, however, that Landlord shall have the right to make any changes thereto which are required by any governmental department or bureau having jurisdiction over the 12th Floor provided Landlord has given prior written notice to Tenant of any material changes. Landlord’s 12th Floor Work shall be deemed to have been substantially completed even though there shall not then have been completed minor details or adjustments the non-completion of which shall not interfere (other than to a de minimis extent) with the commencement of Tenant’s work to ready the space for its occupancy and Tenant’s ability to conduct its business in the 12th Floor (“12th Floor Punchlist Items”). Notwithstanding the foregoing, if the 12th Floor Work has not been substantially completed as a result of a Tenant Delay (defined below), then the 12th Floor Work will be deemed to have been substantially completed as of the date the 12th Floor Work would have been substantially completed but for such Tenant Delay. For purposes hereof, the term “Tenant Delay” shall mean any delay caused by the acts or omissions of Tenant, its employees, agents or contractors. Landlord shall use its commercially reasonable efforts to complete any 12th Floor Punchlist Items in a manner to minimize any interference with the performance of Tenant’s work to ready the 12th Floor for its initial occupancy, provided, however in no event will Landlord be obligated to perform any such work on an overtime or premium pay basis.

(C) Fixed Annual Rent for the 12th Floor

From and after the 12th Floor Commencement Date through and including the New Expiration Date, Tenant shall pay to Landlord for the 12th Floor only, without notice, demand, reduction or set-off, fixed annual rent in the following amounts: (i) for the period from the 12th Floor Commencement Date through and including the day immediately preceding the five (5) year and ten (10) month anniversary of the 12th Floor Commencement Date, the amount of $1,833,323.00 per annum, such amount to be paid in consecutive equal monthly installments of

$152,776.91 on the first day of each calendar month during such period and (ii) for the period from the five (5) year and ten (10) month anniversary of the 12th Floor Commencement Date through and including the New Expiration Date, the amount of $2,006,278.00 per annum, such amount to be paid in consecutive equal monthly installments of $167,189.83 on the first day of each calendar month during such period. If the 12th Floor Commencement Date is a day other than the first day of a calendar month, then the fixed rent for the month in which the 12th Floor Commencement Date occurs shall be pro-rated to reflect the actual number of days in such month in which the term for the 12th Floor occurs.

For so long as Tenant is not in default, beyond any applicable grace or cure period, of any term of the Lease or this Agreement, Tenant shall receive a rent credit against fixed annual rent for the 12th Floor only in the amount of $1,527,769.17, which credit shall be applied, until exhausted, against the first monthly installments of fixed annual rent payable hereunder for the 12th Floor only. If the term of the Lease, as modified hereby, is terminated prior to its stated expiration date as a result of Tenant’s default, then, in addition to all other damages, rights and remedies provided in the Lease or this Agreement and provided by law for Landlord, Landlord shall be entitled to the return of the total amount of such rent credit theretofore enjoyed by Tenant, which sum shall be deemed additional rent due and owing prior to the termination of the term of the Lease, as modified hereby. The obligation of Tenant to pay such additional rent to Landlord shall survive the termination of the term of the Lease, as modified hereby. Anything in this paragraph to the contrary notwithstanding, Tenant shall continue to be responsible for paying all additional rent and electric charges under the Lease, as modified hereby, for the Original Space and hereunder for the other New Additional Spaces (except as may be otherwise provided herein) without any credit, set off, deduction or reduction by reason of this paragraph.

Notwithstanding anything to the contrary contained herein, the fixed annual rent and any additional rent for the 12th Floor as set forth in the Lease, as modified hereby, is in addition to all fixed annual rent and additional rent payable by Tenant with respect to the Original Space and the other New Additional Spaces.

(D) Operating Expense Escalations for the 12th Floor

From and after the 12th Floor Commencement Date through and including the New Expiration Date, Tenant shall continue to pay operating expenses escalations in accordance with Article 2.D of the Lease; provided, however, from and after the 12th Floor Commencement Date, with respect to the 12th Floor only, (i) the term “Base Year” as set forth in Article 2.D(ii)(a) shall mean the calendar year 2015; (ii) the term “The Percentage” as set forth in Article 2.D(ii)(b) shall mean 4.53 percent (4.53%); and (iii) the term “comparative year” as set forth in Article 2.D(ii)(c) shall mean each calendar year commencing on or after January 1, 2016, in which occurs any part of the term of the Lease, as modified hereby. Notwithstanding the foregoing, in no event shall Tenant be obligated to pay operating expense escalations for the 12th Floor only for the first ten (10) months following the 12th Floor Commencement Date.

(E) Tax Escalations for the 12th Floor

From and after the 12th Floor Commencement Date through and including the New Expiration Date, Tenant shall continue to pay tax escalations in accordance with Article 2.E of the Lease; provided, however, from and after the 12th Floor Commencement Date, with respect to the 12th Floor only, (i) the term “base year taxes” as set forth in Article 2.E(ii)(b) shall mean the real estate taxes payable with respect to the Building Project for the 2015/2016 tax year, determined by applying the applicable tax rate to the base tax year assessment for such tax year; (ii) the term “base tax year” as set forth in Article 2.E(ii)(c) shall mean the tax year commencing on July 1, 2015 and ending on June 30, 2016; (iii) the term “comparative year” as set forth in Article 2.E(ii)(e), shall mean each tax year commencing on or after July 1, 2016 (or such other 12-month period commencing on or after July 1, 2016 adopted by the City of New York as its fiscal tax year); and (iv) the term “The Percentage” as set forth in Article 2.E(ii)(h) shall mean 4.53 (4.53%) percent. Notwithstanding the foregoing, in no event shall Tenant be obligated to pay tax escalations for the 12th Floor only for the first ten (10) months following the 12th Floor Commencement Date.

(F) Square Footage of the 12th Floor

From the 12th Floor Commencement Date through and including the New Expiration Date, the following sentence, with respect to the 12th Floor only, shall be added to the end of the last full paragraph which is below the heading of “WITNESSETH” on the first page of the Original Lease: “For all purposes of this lease the parties agree that the rentable square foot area of the entire twelfth (12th) floor in the Building shall be deemed to be 34,591 rentable square feet irrespective of any disparity between such figure and any actual measurement of such area.”

(G) Use of 12th Floor

Tenant shall use the 12th Floor solely as general, executive and administrative offices for the conduct of Tenant’s business in accordance with the provisions of Article 1 of the Original Lease.

(H) Electricity to the 12th Floor

From the 12th Floor Commencement Date through and including the New Expiration Date, electricity to the 12th Floor shall be provided on a submetering basis in accordance with the terms and conditions of Article 3 of the Original Lease. If the 12th Floor is not presently submetered, Landlord shall install prior to the 12th Floor Commencement Date, at Landlord’s cost and expense, one (1) or more submeters to measure electricity consumption on the 12th Floor. From and after the 12th Floor Commencement Date, Landlord shall provide to the 12th Floor an average connected load of 6 watts per useable square foot (exclusive of electricity provided to support the air conditioning equipment servicing the 12th Floor).

(I) Landlord’s 12th Floor Contribution

Landlord shall provide Tenant an allowance of up to $2,075,460.00 to defray the cost of work to be performed by Tenant in the 12th Floor prior to Tenant’s initial occupancy thereof (such work, “Tenant’s 12th Floor Installation Work”). Such sum (“Landlord’s 12th Floor

Contribution”) shall be payable (as hereinafter provided) against requisitions therefor accompanied by (i) the certification of Tenant’s architect that the work described on such requisition has been completed in good and workmanlike fashion substantially in accordance with the plans and specifications theretofore approved by Landlord, (ii) a list specifying in reasonable detail the work performed for which such requisition is being submitted and the portion of the amount of such requisition allocated to each such item of work and (iii) waivers of mechanics liens for all work for which such installment of Landlord’s 12th Floor Contribution has been requisitioned, from each contractor, sub-contractor, vendor and supplier of labor and material for whom such installment of Landlord’s 12th Floor Contribution is being requisitioned. Each such installment of Landlord’s 12th Floor Contribution shall be subject to a retainage amount equal to ten (10%) percent (as reflected in the formula for payment set forth in the penultimate sentence of this paragraph) and the amount of such retainage shall be paid to Tenant within thirty (30) days following final completion of Tenant’s 12th Floor Installation Work and delivery to Landlord of documents referred to in (i) through (iii) of this paragraph (including valid waivers of lien from each such contractor, sub-contractor, vendor and supplier of labor and material, representing that all payments due to each of them have been made and no new sums will be due and owing in connection with work theretofore contracted) and such certificates of occupancy or use, permits and sign-offs from governmental agencies as may be required in connection with Tenant’s 12th Floor Installation Work. In the event Tenant is prohibited from obtaining its final sign-offs from governmental agencies as a result of any matter affecting the Building (other than any matter arising as a result of an act or omission of Tenant, its employees, agents or contractors) the retainage shall be released to Tenant within sixty (60) days of submission of items (i) - (iii) above excluding the requisite governmental sign-offs which cannot be obtained due to such other matters (i.e., those matters (not resulting from the acts or omissions of Tenant, its employees, agents or contractors) which prevent Tenant from obtaining final sign-offs from governmental authorities). However, the foregoing shall not relieve Tenant of its obligation to obtain such final sign-offs within thirty (30) days after such other matters prohibiting such final sign-offs have been resolved. Payments on account of Landlord’s 12th Floor Contribution shall not be payable more frequently than monthly. Each such installment of Landlord’s 12th Floor Contribution (other than payment of the retainage amount after final completion of Tenant’s 12th Floor Installation Work) shall be equal to the difference between (x) the product which results from multiplying (i) Landlord’s 12th Floor Contribution by (ii) .9 by (iii) the percentage of Tenant’s 12th Floor Installation Work completed to the date of Tenant’s requisition for payment as certified to Landlord by Tenant’s architect and (y) all prior payments on account of Landlord’s 12th Floor Contribution. If it shall appear to Landlord in the exercise of its reasonable judgment that at any time the remaining portion of Landlord’s 12th Floor Contribution shall not be sufficient to complete Tenant’s 12th Floor Installation Work, then prior to making any further payments on account of Landlord’s 12th Floor Contribution, Landlord may require Tenant to (and Tenant shall) deposit with Landlord a sum (as Landlord shall determine in the exercise of its reasonable judgment) which together with the balance of Landlord’s 12th Floor Contribution, shall be sufficient to complete all such Tenant’s 12th Floor Installation Work. No portion of Landlord’s 12th Floor Contribution shall be applied by Tenant against expenses for furniture, office equipment or other personal property provided, however, up to $207,546.00 of Landlord’s 12th Floor Contribution may be used by Tenant for “soft” costs incurred by Tenant which are attributable to Tenant’s 12th Floor Installation Work (e.g., the costs of Tenant’s architect, engineer and expediter and permit and filing fees) including, without limitation, the cost of Tenant’s IT cabling. Landlord hereby agrees that no portion of

Tenant’s 12th Floor Installation Work shall be required to be removed on the New Expiration Date or the sooner termination of the Lease, as modified hereby provided, however, notwithstanding the foregoing, Tenant, at Tenant’s sole cost and expense shall, upon the expiration or sooner termination of the Lease, as modified hereby, remove from the 12th Floor any Specialty Alterations (as such term is defined in the Original Lease) that Landlord designates for removal at the time Landlord grants its consent thereto and, in such event, Tenant shall repair any damage to the Building resulting therefrom, such obligation of Tenant to survive the expiration or sooner termination of the Lease, as modified hereby.

Notwithstanding anything to the contrary set forth in the Lease, as modified hereby, Landlord shall provide Tenant with an aggregate of sixty (60) hours of overtime freight elevator service in connection with Tenant’s 12th Floor Installation Work and Tenant’s initial move in to the 12th Floor at no charge to Tenant provided, however, that Tenant avails itself thereof in blocks of four (4) hours each.

(J) Additional 12th Floor HVAC Concession

(i) Provided that (a) Tenant delivers to Landlord evidence reasonably satisfactory to Landlord that Tenant has performed the 12th Floor HVAC Work (as defined below) and (b) Landlord receives the items set forth in (ii) below, Tenant shall be entitled to be reimbursed by Landlord for the amount of the costs of the 12th Floor HVAC Work, subject to a maximum reimbursement from Landlord therefor of $432,387.50. In no event shall the costs associated with the fees of architects, engineers, expediters or consultants or any permits or license fees or other similar “soft costs” incurred in connection with the 12th Floor HVAC Work comprise more than ten (10%) percent of the total cost of the 12th Floor HVAC Work. The payment required to be made by Landlord hereunder shall be made by Landlord within thirty (30) days after Tenant fully complies with its obligations under this Paragraph (J).

(ii) Within thirty (30) days after completion of the 12th Floor HVAC Work, Tenant shall deliver to Landlord (a) general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the 12th Floor HVAC Work and the materials furnished in connection therewith, (b) paid receipts evidencing the “hard costs” and “soft costs” incurred by Tenant in performing the 12th Floor HVAC Work and (c) a certificate from Tenant’s independent architect certifying that (1) in his opinion the 12th Floor HVAC Work has been performed in a good and workerlike manner and completed not materially at variance with the final detailed plans and specifications for such 12th Floor HVAC Work as approved by Landlord and (2) all contractors, subcontractors and materialmen have been paid for the 12th Floor HVAC Work and materials furnished through such date.

(iii) For purposes hereof, the “12th Floor HVAC Work” shall mean the purchase and installation of air handlers as needed to supply air conditioning to the 12th Floor for normal occupancy, including supplying electrical power, connecting Tenant’s HVAC unit to such electrical power supply, installation of outside air intake duct work and stub for connection to Tenant’s distribution system.

(iv) From and after the completion of the 12th Floor HVAC Work, Landlord shall make available to Tenant, at no cost to Tenant, condenser water to the 12th Floor to properly operate the equipment installed as part of the 12th Floor HVAC Work, all such condenser water to be generated by a winterized cooling tower and related equipment previously installed by Landlord upon the Building’s common areas. The capacity of condenser water to be provided by Landlord to the 12th Floor will be adequate to support seventy-seven (77) tons of air conditioning. Such condenser water will be (a) delivered to the 12th Floor at the rate of 3 gallons per minute (gpm) per connected ton of A/C Equipment, at a maximum of 85 degree entering water temperature and 95 degree leaving water temperature for each A/C Unit located on the 12th Floor and a minimum of not less than 59 degrees and (b) made available to Tenant on the following days and at the following times: Mondays through Fridays from 8:00 a.m. – 6:00 p.m. and on Saturdays from 8:00 a.m. – 1:00 p.m. (excluding holidays in all instances). Notwithstanding the foregoing, Landlord will provide condenser water to the 12th Floor other than during the hours set forth in the preceding sentence provided that Tenant shall give notice to Landlord prior to 3:00 P.M. in the case of after hours service on weekdays and prior to 1:00 P.M. on Fridays in the case of after hours service on weekends. In such event, Tenant shall pay to Landlord, as additional rent on demand, a charge of $80.00 for each hour (or portion thereof) that Tenant avails itself of such condenser water, subject to periodic adjustments as reasonably determined by Landlord. Notwithstanding the foregoing, if Tenant installs air-cooled (not water-cooled) air-conditioning units on the 12th Floor then Landlord shall have no further obligation to make available the condenser water contemplated above with respect to such 12th Floor provided, however, if at a later time during the term of the Lease, as modified hereby, Tenant installs one (1) or more water-cooled air conditioning units on the 12th Floor, then at Tenant’s request Landlord will provide adequate condenser water for such units provided further, however, Landlord has adequate condenser water capacity for such purposes.

(K) Additional 12th Floor Bathroom Concession

(i) Provided that (a) Tenant delivers to Landlord evidence reasonably satisfactory to Landlord that Tenant has performed the 12th Floor Bathroom Work (as defined below) and (b) Landlord receives the items set forth in (ii) below, Tenant shall be entitled to be reimbursed by Landlord for the amount of the costs of the 12th Floor Bathroom Work (i.e., including the fees of architects, engineers, expediters or consultants or any permits or license fees which may not exceed $5,000.00), subject to a maximum reimbursement from Landlord therefor of $50,000.00. The payment required to be made by Landlord under this subparagraph (K) shall be made by Landlord within thirty (30) days after Tenant fully complies with its obligations under this subparagraph (K).

(ii) Within thirty (30) days after completion of the 12th Floor Bathroom Work, Tenant shall deliver to Landlord (a) general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the 12th Floor Bathroom Work and the materials furnished in connection therewith, (b) paid receipts evidencing the “hard costs” and “soft costs” incurred by Tenant in performing the 12th Floor Bathroom Work and (c) a certificate from Tenant’s independent architect certifying that (1) in his opinion the 12th Floor Bathroom Work has been performed in a good and workerlike manner and completed not materially at variance with the final detailed plans and specifications for such 12th Floor Bathroom Work as approved by Landlord and (2) all contractors, subcontractors and materialmen have been paid for the 12th Floor Bathroom Work and materials furnished through such date.

(iii) For purposes hereof, the “12th Floor Bathroom Work” shall mean the renovation or modification of the existing bathroom on the 12th Floor in order to, among other things, satisfy ADA requirements, and/or if Tenant elects, the installation of a unisex ADA-compliant bathroom along the north wall west of the freight elevators (in a location similar to that in which bathrooms on the other floors of the demised premises are located) on the twelfth (12th) floor in the Building.

12. 25th Floor Setbacks

Article 54 of the Original Lease is hereby deleted in its entirety and is replaced with the following:

(A) Tenant shall be permitted access to and use of the setbacks (the “Setbacks”) on the twenty-fifth (25th) floor of the Building at no additional cost or expense to Tenant (except as expressly provided herein) provided that Tenant, at its sole cost and expense, obtains any necessary governmental approvals and performs all improvements necessary to render Tenant’s use thereof compliant with all applicable laws, codes, rules, regulations and requirements. Tenant acknowledges that (a) the Setbacks are not part of the premises demised to Tenant under the Lease, as modified hereby (and Landlord shall have no obligation to, and will not, provide any services to the Setbacks nor shall the square footage of the Setbacks be included in the calculation of any fixed rent or additional rent due and payable by Tenant), but Tenant’s use of the Setbacks is otherwise subject to the applicable terms, covenants and conditions of the Lease, as modified hereby, and Tenant’s obligation to comply therewith, (b) Landlord shall have no obligation to perform any work on or to the Setbacks, (c) notwithstanding anything to the contrary contained in the Lease, as modified hereby, Tenant shall in no event make any alterations, installations, additions or improvements to or otherwise install any fixtures, equipment, furniture or decorations in or on the Setbacks without the prior written consent of Landlord and, if granted, all fixtures and equipment shall be secured to the floor of the Setbacks in a manner which is reasonably acceptable to Landlord, (d) Tenant shall not interfere with and shall use due care to avoid damage to the Setbacks, the exterior of the Building and any Building equipment located thereon, (e) Tenant shall have the exclusive (as to other tenants or occupants of the Building) use of the Setbacks subject, however, to the right of Landlord to obtain access thereto through the demised premises for purposes of making repairs or alterations thereto or to the Building. In the event of such access by Landlord, Landlord will use its commercially reasonable efforts (but without the obligation to incur overtime or premium pay charges) to minimize disruption to Tenant’s use of the Setbacks or the demised premises, (f) in connection with Tenant’s use of the Setbacks, Tenant shall take such actions as are necessary to prevent disturbance to other tenants and occupants of the Building and shall neither install nor use any items on the Setbacks which are or could be dangerous or hazardous, (g) Tenant shall maintain the Setbacks free of debris and rubbish and shall cause proper receptacles that comply with applicable law to be established thereon, (h) any smoking on the Setbacks shall comply with applicable law, (i) upon Landlord’s written request therefor, Tenant shall immediately remove any installation, equipment and fixtures on the Setbacks which Landlord reasonably determines creates an unsafe or unsightly condition or otherwise adversely affects the appearance of the Building, (j) Tenant shall be solely responsible for all damage to the Setbacks (and the Building) resulting directly from Tenant’s use thereof. Landlord shall be responsible for the repair of all other damage to the Setbacks whether caused by normal wear and tear, casualty, natural elements, natural deterioration or structural defects, (k) Landlord makes no warranty nor representation as to the suitability of the Setbacks for Tenant’s intended use or its condition, (l) Tenant shall defend, indemnify and hold harmless Landlord from any loss, liability, cost or expense (including, but not limited to, reasonable attorneys’ fees) resulting from Tenant’s use of the Setbacks including, but not limited to, any damage to property or injury to persons arising therefrom (such agreement to defend, indemnify and hold harmless Landlord to survive the expiration or earlier termination of the Lease, as modified hereby), (m) Tenant agrees to maintain the Setbacks in good condition and repair at all times, subject to normal wear and tear, and to repair promptly any conditions of disrepair arising from and after the date of the Lease, as modified hereby except that Tenant shall have no obligation to perform any maintenance or repairs which are structural in nature (and not caused by Tenant, its employees, agents, contractors, guests, invitees, licensees or any person or entity occupying or using the demised premises by or through Tenant), which is required due to a condition existing prior to the commencement of Tenant’s use of the Setbacks or which would otherwise have to be performed by Landlord if Tenant was not granted the right to use the Setbacks provided, however, in any such event Tenant (1) will provide Landlord, its employees, agents and contractors with such access to the Setbacks as is required to enable Landlord to perform the requisite maintenance or repairs and (2) Tenant will neither have nor make any claim against Landlord arising from or attributable to Landlord’s performance of such work including, but not limited to, any claim attributable to the unavailability of the Setbacks while Landlord’s performance of such work is ongoing. In addition to the foregoing, in the event Landlord performs any work to the Building (other than to the Setbacks) and such work necessitates (a) Landlord’s access to the Setbacks, Tenant will provide Landlord, its employees, agents and contractors with access thereto or (b) the closure of the Setbacks due to the performance of such work, Tenant, in all such events, shall likewise neither have nor make any claim against Landlord arising from or attributable to Landlord’s performance of such work including, but not limited to, any claim attributable to the unavailability of the Setbacks while Landlord’s performance of such work is ongoing, (n) Tenant shall not utilize combustible materials on the Setbacks, or suffer or permit any unsafe or illegal activity on the Setbacks including, but not limited to, the discarding of objects or materials over the walls surrounding the same, (o) Tenant shall be solely responsible for constructing a means of egress to the Setbacks and, if requested by Landlord, Tenant shall install, to Landlord’s reasonable satisfaction, a reasonable and effective covering on the Setbacks to prevent any damage thereto arising from Tenant’s use thereof as contemplated herein, (p) Tenant, at Tenant’s sole cost and expense, shall perform its work with respect to the Setbacks in such a manner (and with such contractors and subcontractors) so that Landlord’s roof warranties are not made void or otherwise impaired, (q) Tenant’s use of the Setbacks will be in compliance with all applicable laws, codes, rules, regulations and requirements and the provisions of this Lease (and any rules and regulations adopted by Landlord), (r) Tenant may not use the Setbacks for “assembly” purposes, (s) subject to the provisions hereof, Tenant may use the Setbacks for the location thereon of its supplemental A/C Equipment provided, however, in such event Tenant agrees that (i) it shall provide Landlord with Tenant’s plans and specifications with respect thereto, which plans shall be subject to Landlord’s reasonable approval, (ii) the installation, use, maintenance and removal of the Supplemental A/C Equipment shall be at Tenant’s sole cost, expense and risk (even if Building personal assist in connection therewith) and shall comply with all applicable codes, laws, rules and regulations, (iii) the weight of any equipment or any other items placed on the Setbacks by Tenant shall not exceed that which may, in Landlord’s sole but reasonable discretion, exceed that which may be supported by the Setbacks, (iv) the location of any items placed on the Setbacks shall be as shown on Tenant’s plans therefor, (v) notwithstanding anything to the contrary contained in the Lease, as modified hereby, upon the expiration or sooner termination of the Lease, as modified hereby, Tenant, at Tenant’s sole cost and expense, shall remove any items placed on the Setbacks by Tenant and restore the affected portion thereof (such obligation of Tenant to survive the expiration or sooner termination of the Lease, as modified hereby), (vi) Tenant shall use Landlord’s roofing contractor in connection with the penetrations to the Setbacks, if any, required in connection with any items placed on the Setbacks by Tenant, and (vii) electricity provided to any equipment placed on the Setbacks by Tenant shall be used and paid for by Tenant in accordance with Article 3 of the Original Lease and (t) nothing contained herein shall be deemed or construed as a warranty or representation by Landlord as to the condition of the Setbacks. Landlord represents that it has no knowledge of any leakage or drainage issues with respect to the Setbacks and has received no complaints from other tenants of the Building with respect to water penetration or seepage originating from the Setbacks.

(B) (i) Provided that (a) Tenant delivers to Landlord evidence reasonably satisfactory to Landlord that Tenant has made “hard cost” upgrade and redesign alterations to the Setbacks (the “Setback Work”) (i.e., not including the installation of Tenant’s personal property thereon or the fees of architects, engineers, expediters and consultants), but specifically excluding any costs incurred by Tenant which are attributable to any supplemental air-conditioning units and their related equipment which Tenant may purchase and install on the Setbacks and (b) Landlord receives the items set forth in (ii) below, Tenant shall be entitled to be reimbursed by Landlord for such “hard costs”, subject to a maximum payment by Landlord of $450,000.00. Landlord shall pay to Tenant the entitled reimbursement for the Setback Work within thirty (30) days following Tenant’s compliance with the provisions of (a) above and (ii) below.

(ii) Within thirty (30) days after completion of the Setback Work, Tenant shall deliver to Landlord (a) general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the Setback Work and the materials furnished in connection therewith, (b) paid receipts evidencing the “hard costs” incurred by Tenant in performing the Setback Work and (c) a certificate from Tenant’s independent architect certifying that (1) in his opinion the Setback Work have been performed in a good and workerlike manner and completed in accordance with the final detailed plans and specifications for such Setback Work as approved by Landlord and (2) all contractors, subcontractors and materialmen have been paid for the Setback Work and materials furnished through such date.

13. Miscellaneous

(A) Article 51 of the Lease, and Tenant’s termination option set forth therein, are hereby deleted in their entirety.

(B) Landlord and Tenant hereby ratify and confirm Tenant’s extension option as set forth in Article 52 of the Original Lease, it being agreed that the term “demised premises” as set forth therein shall mean all spaces in the Building then being leased by Tenant.

(C) Promptly following the date hereof, Landlord shall obtain from the existing leasehold mortgagee a Subordination, Non-Disturbance and Attornment Agreement (“SNDA”) in

such mortgagee’s standard form provided same is reasonably acceptable to Tenant. In addition, Landlord shall obtain from any future leasehold mortgagees an SNDA on such mortgagee’s standard form provided same is reasonably acceptable to Tenant.

14. Access Between Floors

Tenant has requested that Landlord grant Tenant permission to use the fire stairwells known as “A Stair” and “B Stair”, each as more particularly depicted by crosshatching on Exhibit A-1 hereto (such stairwells are hereinafter collectively referred to as the “Stairwell”) for access between the Original Space and the New Additional Spaces and between each of the New Additional Spaces by Tenant and its employees and invitees and, in connection therewith, Landlord grants permission for Tenant, at its sole cost and expense, to install a “fail-safe” card-key re-entry access system on the emergency doors leading from the Stairwell to the demised premises (subject to limitations related to fire and life safety requirements of the building) so as to limit use of such doors (and access to the demised premises therefrom) to Tenant and its employees and invitees, and Landlord is willing to grant such permission to Tenant upon the following terms, conditions and provisions:

(A) Landlord hereby grants Tenant permission to use the Stairwell during the Expiration Date or earlier termination of the Lease, as modified hereby or such earlier date that the permission granted under this Paragraph 14 is terminated or revoked pursuant to the terms hereof. Except as otherwise provided in this Paragraph 14, Tenant’s use of the Stairwells and its obligations with respect thereto shall be in accordance with the applicable terms, provisions, conditions and agreements contained in the Lease, as modified hereby.

(B) Subject to Landlord’s prior review and approval of the same, which shall not be unreasonably withheld or delayed, Tenant may, at its sole cost and expense, (a) install the “fail-safe” card-key re-entry access system provided that such system is connected to the building’s Class E fire alarm protection system at all times and (b) perform cosmetic alterations thereto in and to the Stairwell on the twenty-second (22nd) through twenty-fifth (25th) floors of the Building (i.e., painting), subject to compliance with applicable laws and the Lease, as modified hereby.

(C) Tenant hereby agrees to indemnify and hold harmless Landlord and the other Landlord Parties from and against any and all loss, liability, fines, suits, demands, costs and expenses of any kind or nature (including, without limitation, reasonable attorneys’ fees and court costs) arising out of or in connection with Tenant’s use of the Stairwell or any alterations made thereto by Tenant, including, without limitation, any fines or other costs and expenses incurred by Landlord to cure any violation of applicable laws arising from Tenant’s use or alterations of or to the Stairwell and hereby releases Landlord and the other Landlord Parties from any claims arising by reason thereof.

(D) Notwithstanding that Tenant’s use of the Stairwell shall be subject at all times to and shall be in accordance with the terms, covenants, conditions and agreements contained in the Lease (as modified hereby), Tenant acknowledges that Tenant’s use of the same shall be pursuant to a license granted by Landlord that can be terminated or revoked by Landlord at any time if (a) Tenant’s use of the Stairwell or any alteration thereto by Tenant violates any legal requirements applicable to the Stairwell, the premises or the Building or any portion thereof, including, without limitation, the certificate of occupancy issued for the Building, or (b) Tenant fails to itself occupy the entire demised premises.

(E) Landlord shall not be obligated to perform any work or incur any expenses to prepare the Stairwell for Tenant’s use thereof.

(F) Upon the expiration or earlier termination or revocation of the permission granted under this Article, upon Landlord’s request, Tenant agrees to promptly, and at Tenant’s sole cost and expense, remove any alterations and installations identified by Landlord and made by Tenant to the Stairwell and to generally restore the Stairwell to the condition existing on the date hereof at Tenant’s sole cost and expense, such obligation of Tenant to survive the expiration or sooner termination of the Lease, as modified hereby.

15. Self-Certification

Tenant will cause Tenant’s architect and/or Tenant’s engineer to self certify all work set forth on Tenant’s work plans for Tenant’s New 22nd Floor Space Phase I Installation Work, Tenant’s New 22nd Floor Space Phase II Installation Work, Tenant’s 23rd Floor Installation Work, Tenant’s New 24th Floor Space Installation Work and Tenant’s 12th Floor Installation Work provided, however, if any work which was so self-certified becomes the subject of an audit and inspection by the New York City Department of Buildings (“DOB”) or other governmental or quasi-governmental agency with jurisdiction and if, as a result of such audit and inspection any remedial, repair or improvement work is required to be performed in and to, or with respect to, Tenant’s New 22nd Floor Space Phase I Installation Work, Tenant’s New 22nd Floor Space Phase II Installation Work, Tenant’s 23rd Floor Installation Work, Tenant’s New 24th Floor Space Installation Work or Tenant’s 12th Floor Installation Work and/or any work performed by Tenant in and to the premises and/or any other premises leased by Tenant pursuant to the Lease, as modified hereby (as the case may be), and whether or not the required remediation, repair or improvement work pertains to or involves the work which was self-certified, Tenant, at Tenant’s sole cost and expense will, no later than thirty (30) days (or such lesser period of time directed by the DOB or such governmental or quasi-governmental agency) following notification from the DOB or such other governmental or quasi-governmental agency, perform such required work to the reasonable satisfaction of Landlord and the DOB (or such other governmental or quasi-governmental agency) and any fines, penalties and the like attributable thereto shall be reimbursed by Tenant to Landlord within thirty (30) days of Tenant’s receipt of a bill therefor provided, however, if the required remediation, repair or improvement work pertains to any item of work to be performed by Landlord under this Agreement (or any other work performed by Landlord’s contractor) and is necessitated by the acts or omissions of Landlord’s contractors in the performance thereof, then Tenant shall have no obligation to effectuate the remediation, repair or improvement work so necessitated by the acts or omissions of Landlord’s contractor. If Tenant fails to so perform the work which Tenant is required to perform pursuant to this paragraph within such thirty (30) day period (or such lesser period as prescribed by the DOB or such governmental or quasi-governmental agency) then Landlord, at Tenant’s sole but reasonable cost and expense, may itself perform such work and all costs and expenses incurred by Landlord in connection therewith shall be reimbursed by Tenant to Landlord as additional rent within thirty (30) days of Tenant’s receipt of Landlord’s invoice therefor. In addition, the indemnity provisions set forth in the Lease, as modified hereby, shall expressly apply to any work which is so self-certified (and for which Tenant is responsible hereunder) as contemplated above.

16. No Other Brokers

Tenant represents that it has dealt with no other real estate brokers or other persons acting as such in connection herewith other than Newmark Grubb Knight Frank (the “Broker”). Tenant agrees that should any claim be made against Landlord for payment of a commission by any broker, other than the Broker, on account of any acts or dealings of Tenant or Tenant’s representatives with such party in connection with this Agreement, Tenant will indemnify and hold Landlord harmless from and against any and all liabilities and expenses in connection therewith, including (without limitation) reasonable legal fees and disbursements. The provisions of this paragraph shall survive the expiration or sooner termination of the Lease as modified hereby.

17. Tenant’s Representation

Tenant represents and warrants that (i) as of this date, there are no existing defenses or offsets which Tenant has against the enforcement of the Lease by Landlord, and Tenant has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a defense under the Lease, (ii) as of this date, Tenant is not entitled to any offsets, abatements or deductions against the rent payable under the Lease to and including the date hereof (except as provided for in this Agreement) and (iii) Landlord is in compliance with all of its obligations under the Lease. All provisions, covenants, agreements, terms and conditions of the Lease are hereby declared by Tenant to be in full force and effect and binding upon Tenant.

18. Multiple Counterparts

This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which, taken together, shall constitute but one and the same instrument.

19. Headings

The captions of the individual paragraphs are for convenience of reference only and shall not affect the construction to be given any provision hereof.

20. Superseding Effect

In the event that any of the terms or provisions of this Agreement are inconsistent with any of the terms or provisions of the Lease as originally executed, the terms and provisions of this Agreement shall govern and supersede the terms and provisions of the Lease as originally executed.

21. Confirmation of Lease

Except as otherwise set forth herein, the Lease is ratified and confirmed in all respects.

22. Non-Binding Effect

This Agreement shall not be binding upon or inure to the benefit of either party unless and until it is duly executed and delivered by both parties.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed and delivered as of the date first above written.

ESRT 1400 Broadway, L.P., as Landlord
By: ESRT 1400 Broadway GP, L.L.C., its general partner
By: Empire State Realty OP, L.P., its sole member
By: Empire State Realty Trust, Inc., its general partner

	By:	/s/ Thomas P. Durels
	Name:	Thomas P. Durels
	Title:	Executive Vice President &
Director of Leasing and Operations

On Deck Capital, Inc., as Tenant

By:	/s/ Cory Kampfer
Name:	Cory Kampfer
Title:	General Counsel

EXHIBIT A-1

Additional Space

EXHIBIT A-2

EXHIBIT A-3

EXHIBIT A-4

EXHIBIT B

Additional Spaces